UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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NATIONAL VISION HOLDINGS, INC.
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Preliminary Copy
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that National Vision Holdings, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about April 30, 2021.
National Vision Holdings, Inc.
2021 Proxy Statement
Notice of Annual Meeting of Stockholders

Tuesday, June 8, 2021
1:00 pm, Eastern Time

2021 Proxy Statement       i

This proxy statement includes links to websites, which are provided solely for convenience purposes. The information on these websites is not, and will not be deemed to be, a part of this proxy statement or incorporated into any other Company filings with the Securities and Exchange Commission (the “SEC”).
This proxy statement contains forward-looking statements. All statements, other than statements of historical facts included in this proxy statement, including statements concerning our plans, objectives, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, may be forward-looking statements. Words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” and variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not historical facts, or guarantees of future performance and are based upon our current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond our control. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. All forward-looking statements in this proxy statement, apply only as of the date of this proxy statement or as of the date they were made and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking statements contained in this proxy statement. These risks and uncertainties include, but are not limited to, those described below in the “Risk Factors Summary,” in Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended January 2, 2021 (the “2020 10-K”) and those described from time to time in our future reports filed with the SEC.
ii       2021 Proxy Statement

Letter to Stockholders
Dear Stockholders:
We are pleased to invite you to attend the National Vision Holdings, Inc. 2021 Annual Meeting of Stockholders on Tuesday, June 8, 2021, at 1:00 p.m., Eastern Time. Due to the continued concerns related to the coronavirus (COVID-19) pandemic, this year we will be holding a virtual Annual Meeting, as described further below.
Year In Review
2020 was a year like none other in our Company’s history—filled with uncertainty and unprecedented challenges on a global scale. National Vision has been resilient in difficult times, including economic crises, and we are proud of the actions we took in order to navigate the pandemic. Last March, as we realized the significance of COVID-19, we placed the highest priority on the health and safety of our associates, doctors, patients and customers as well as the local communities we operate in by temporarily closing our stores to the public in order to implement enhanced safety protocols. Our management team and our Board of Directors also acted swiftly to preserve cash, implement certain operational and cost-cutting initiatives, and proactively took steps to strengthen our liquidity position. Most importantly, our associates and doctors met every challenge that came their way in 2020 and we are grateful for their hard work and dedication. Despite the extraordinary circumstances in 2020, we delivered double-digit growth in the second half of the year, as well as an increase in our overall store count by 4.7%, ending the year with 1,205 stores. We believe 2020 was ultimately successful and we are well positioned to capitalize on future opportunities.
Our Commitment to Corporate Responsibility
We have a strong mission-focused culture where we believe everyone deserves to see their best to live their best. We are striving to build upon this culture and approach environmental, social and governance (ESG) topics, which we refer to as Corporate Responsibility, from a broad perspective. In 2020, we published our first Impact Report, focusing on our philanthropic efforts, and we began the process of developing a formal Corporate Responsibility strategy, including conducting a materiality assessment to identify our priority areas of focus, along with gaps and opportunities for us to address. We are continuing our efforts by defining our internal Corporate Responsibility governance structure, including Board and executive officer oversight, and creating our strategic framework to manage our Corporate Responsibility efforts and reporting metrics. We look forward to reporting our continued progress on our website’s newly launched Corporate Responsibility page.
Corporate Responsibility includes our commitment to responsible corporate governance. Our Board of Directors is comprised of a group of industry-leading experts with diverse genders, ethnicities, experiences and backgrounds, who oversee the Company’s strategy and drive long-term value for our stockholders. A majority of our eight independent directors identify as diverse, with four women and two directors of racial/ethnic diversity. We are proud that our Board reflects the diversity of our associates and customers in that way.
Looking Ahead
As we move into 2021, the safety and health of our associates, doctors, patients, and customers remains our highest priority as we continue to navigate the pandemic and provide reliable and quality low cost eye care and eyewear to our patients and customers. Despite the uncertainty created by the pandemic and the related volatility in the global economy, we remain focused on delivering value for you, our stockholders, over the long term.
Our 2021 Annual Meeting:
Whether you own a few shares or many, and whether or not you plan to attend the virtual Annual Meeting, your vote is important to us. We encourage you to review the proxy materials and submit your vote today. While this year’s meeting will be virtual, all stockholders will be afforded the same rights they would have had at a physical meeting. Detailed information concerning the Annual Meeting is set forth in the Notice of Annual Meeting of Stockholders, Notice of Internet Availability of Proxy Materials and proxy statement, which describe the business to be conducted at the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted during the meeting. Instructions for voting your shares are set forth in the proxy statement as well as in the Notice of Internet
2021 Proxy Statement       1

Letter to Stockholders
Availability of Proxy Materials you received in the mail. The Notice of Internet Availability of Proxy Materials, the proxy statement, and the enclosed proxy card and annual report are first being sent to stockholders on or about April 30, 2021.
On behalf of the Board of Directors and everyone at National Vision, we are grateful for your continued support. Thank you for being a stockholder of National Vision Holdings, Inc.
Sincerely,

D. Randolph Peeler Chairman of the Board of Directors	L. Reade Fahs Chief Executive Officer
April 30, 2021
2       2021 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE & TIME	1:00 p.m., Eastern Time, on Tuesday, June 8, 2021
VIRTUAL MEETING INFORMATION	The virtual Annual Meeting will be held exclusively online at http://www.meetingcenter.io/208004347. To attend the meeting, please visit the meeting website and enter your control number and then the password EYE2021.
All stockholders will be afforded the same rights they would have had at a physical meeting. Thus, it is very important that you retain your Notice, proxy card and related materials, including your control number, through the date of the Annual Meeting.
ITEMS OF BUSINESS	1. To elect the Class I director nominees listed in the Proxy Statement.
2. To approve an amendment to the second amended and restated certificate of incorporation to eliminate the classified structure of the board of directors.
3. To approve an amendment to the second amended and restated certificate of incorporation to eliminate supermajority voting standards and other obsolete provisions.
4. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.
5. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.
6. To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting if you were a stockholder of record at the close of business on April 15, 2021.
VOTING	You may vote your shares on the Internet, by telephone or by completing, signing and promptly returning a proxy card or you may attend the Annual Meeting online, vote your shares and submit questions during the live meeting by visiting http://www.meetingcenter.io/208004347. Voting online, by telephone or by returning your proxy card does not deprive you of your right to attend the Annual Meeting online. If you do attend the Annual Meeting online and wish to vote your shares online during the Annual Meeting, you may do so and such vote will supersede any prior vote recorded. Voting procedures are described on the following page and on the Notice of Internet Availability of Proxy Materials and the proxy card.
By Order of the Board of Directors,
Jared Brandman
Senior Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, June 8, 2021: This Proxy Statement and our Annual Report
are available free of charge at www.edocumentview.com/EYE.

2021 Proxy Statement       3

PROXY STATEMENT SUMMARY
We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of National Vision Holdings, Inc. (the “Company”) for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement carefully before voting.
2021 ANNUAL MEETING OF STOCKHOLDERS

Date & Time	Location	Record Date
June 8, 2021 1:00 p.m., Eastern Time	The Annual Meeting will be held exclusively online at http://www.meetingcenter.io/208004347	Record holders as of April 15, 2021 are entitled to notice of, and to vote at, the Annual Meeting
On or about April 30, 2021, we started mailing the Notice of Internet Availability of Proxy Materials to our stockholders.
AGENDA AND VOTING RECOMMENDATIONS

Company Proposals	Board Recommendation
Proposal 1: Elect Class I Directors of the Company	FOR EACH NOMINEE
Proposal 2: Approval of an Amendment to our Certificate of Incorporation to Eliminate the Classified Structure of the Board of Directors	FOR
Proposal 3: Approval of an Amendment to our Certificate of Incorporation to Eliminate Supermajority Voting Standards and Other Obsolete Provisions	FOR
Proposal 4: Non-Binding Advisory Vote to Approve Our Executive Compensation	FOR
Proposal 5: Ratification of Deloitte & Touche LLP as Our Independent Auditor for 2021	FOR
HOW TO VOTE

If at the close of business on April 15, 2021, you were a stockholder of record or held shares through a broker or bank, you may vote your shares by proxy at the Annual Meeting. You may vote your shares over the Internet, by telephone or by mail, or you may vote online during the Annual Meeting. See full instructions under the Important Information About Voting at the Annual Meeting section of this proxy statement on page 56.
If you are a stockholder of record and you would like to vote in any manner other than online during the virtual Annual Meeting, your vote must be received by 11:59 p.m., Eastern Time, on June 7, 2021 to be counted. If you hold shares through a broker, bank or other nominee, please refer to information from your bank, broker or nominee for voting instructions.
2020 BUSINESS HIGHLIGHTS

COVID-19 Response
2020 was a challenging year with the outbreak of the COVID-19 global pandemic and the resulting impact on economic activity and businesses. Even with a year of unprecedented business challenges, we are proud of how we have navigated and continue to navigate through the pandemic. With a safety-first approach in mind, our Board and management team took certain financial and operational actions, as outlined below, to prudently manage the business while positioning the Company to be able to safely continue to provide low cost eye care and eyewear, a medical necessity, to our patients and customers.
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PROXY STATEMENT SUMMARY
OUR COVID-19 ACTIONS
Operational	Liquidity	Compensation

✓
Temporarily closed stores to the public in part of 2020 to implement enhanced safety measures, including a temporary furlough of a significant portion of our associates during April and May 2020

✓
Worked with a base of vendors and landlords to extend payment terms and modify existing contracts

✓
Temporarily paused new store openings until the second quarter of 2020

✓
Reduced near term marketing spend

✓
Implemented enhanced safety protocols that allowed us to reopen our stores and continue servicing our patients and customers

✓
Borrowed remaining $146.3 million under revolving credit facility in March 2020 and fully repaid revolving credit facility in May 2020

✓
Entered into credit agreement amendment in May 2020 to prevent the effects of the pandemic, including the temporary closure of stores, from creating uncertainty in financial covenant compliance and allowing focus on prudent management of business

✓
Completed the issuance of $402.5 million of 2.50% convertible senior notes in May 2020 and used net proceeds to partially repay term loan and fully repay revolving credit facility

✓
Reduced compensation across the organization until the second quarter of 2020, including a voluntary salary reduction by the CEO to $1, voluntary 30% salary reductions by the other executive officers and a voluntary election by the Board to forego their cash compensation for the second quarter, with the CEO returning to full base salary only after all non-executive employees were back to 100% compensation

✓
Granted one-time appreciation bonuses to customer-facing associates in third quarter 2020

✓
Granted additional holidays in fourth quarter 2020

✓
Continued to pay benefits for associates furloughed in response to pandemic

✓
Paid short-term incentive cash bonuses at target level for associates to reward their dedication and resiliency

2021 Proxy Statement       5

PROXY STATEMENT SUMMARY
Financial Highlights
Despite the extraordinary circumstances of this year, we believe fiscal 2020 was ultimately successful and believe we are well positioned to capitalize on future opportunities for the Company. In fiscal 2020, our financial and operational highlights included:
•
Net income increased 10.6% to $36.3 million

•
Adjusted EBITDA1 increased 12.4% to $218.3 million

•
Adjusted Operating Income1 increased 17.4% to $134.1 million

•
Overall store count grew 4.7%, and fiscal 2020 ended with 1,205 stores

•
Total comparable store sales growth for the seven months ended January 2, 2021 (after we began gradually re-opening stores to the public) was 13.1% and Adjusted Comparable Store Sales Growth1 for the seven months ended January 2, 2021 was 12.6%

•
Record operating cash flows increased from $165.1 million in 2019 to $235.0 million in 2020

•
Diluted EPS increased 9.1% to $0.44; Adjusted Diluted EPS1 increased 21.9% to $0.91

•
Our cash balance was $373.9 million as of January 2, 2021

Fiscal Year 2020 Results

Net Revenue ($M)
$1,724.3
$1,711.8
(0.7)%
decrease
2019
2020
Adjusted EBITDA[1] ($M)
$194.1
$218.3
12.4%
growth
2019
2020
Adjusted Operating Income[1] ($M)
$114.3
$134.1
17.4%
growth
2019
2020
Adjusted Diluted EPS[1]
$0.75
$0.91
21.9%
growth
2019
2020

(1) For an explanation of our non-GAAP financial measures and a reconciliation of Adjusted EBTDA, Adjusted Operating Income, Adjusted Comparable Store Sales Growth and Adjusted Diluted EPS to the most directly comparable GAAP measures, see Appendix A to this proxy statement.
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PROXY STATEMENT SUMMARY
CORPORATE GOVERNANCE AND BOARD HIGHLIGHTS

✓
Independent, non-executive Chair of the Board

✓
All independent directors, except our CEO

✓
100% independent Board committees

✓
7 new independent directors since 2014

✓
6 experienced current and former CEOs/CFOs

✓
5 diverse directors, including 2 directors of racial/ethnic diversity

✓
Regular Board executive sessions without management

✓
Robust director and executive stock ownership guidelines

✓
Anti-hedging policy

✓
Strong stockholder engagement program

✓
Formal disclosure committee for financial reporting purposes

✓
Annual robust Board and Committee self-assessments

Set forth below is a snapshot of our current National Vision Board, their independence, diversity and skills/qualifications. See Proposal 1 beginning on page 11 for more details on the election of our Class I directors.
CURRENT NATIONAL VISION BOARD

Directors	Age	Director Since	Occupation	Director Class	Committee Membership
L. Reade Fahs*	60	2014	Chief Executive Officer, National Vision	I	—
D. Randolph Peeler**	56	2014	Managing Director, Berkshire Partners LLC	II	Nominating & Corporate Governance Committee Compensation Committee
Jose Armario	62	2021	CEO, Bojangles’, Inc.	II	Nominating & Corporate Governance Committee
Heather Cianfrocco	47	2019	CEO, UnitedHealthcare Community & State	II	Compensation Committee
Virginia Hepner	63	2018	Retired CEO, The Woodruff Arts Center	III	Nominating & Corporate Governance Committee (Chair) Audit Committee
Susan S. Johnson	55	2020	Chief Marketing Officer, Prudential Financial, Inc.	I	Audit Committee
Naomi Kelman	62	2020	Former President and CEO, Willow	I	Audit Committee
Thomas V. Taylor, Jr.	55	2018	CEO, Floor & Decor	III	Compensation Committee (Chair)
David M. Tehle	64	2017	Retired CFO, Dollar General	III	Audit Committee (Chair)

*
All directors are independent, except for Mr. Fahs

**
Mr. Peeler serves as the independent Chair of the Board

2021 Proxy Statement       7

PROXY STATEMENT SUMMARY
PHILANTHROPY & CORPORATE RESPONSIBILITY; HUMAN CAPITAL MANAGEMENT

In August 2020, we published our first-ever philanthropic Impact Report detailing how the Company is transforming the lives of people in the United States and around the world. Our Impact Report focused on the Company’s impact through 2019 in the core areas of (1) helping children in need in the United States, (2) global giving and (3) partnering to make an impact, and also highlighted the Company’s commitment to providing help during the pandemic.
In addition to our ongoing philanthropic efforts, we are focused on a commitment to balancing the social, economic, human capital management and environmental aspects of our business and to developing additional disclosure to highlight our aspirations and achievements in these areas. In 2020, we began our formal Corporate Responsibility journey and completed a materiality assessment on the core pillars at the heart of our operations and goals.
With an inclusive and people-first culture, we are focused on celebrating and respecting our associates’ diverse backgrounds, empowering, rewarding and developing our associates and aiming to give back to the communities in which we serve. Our human capital initiatives are focused on attracting highly qualified individuals and providing them with continued opportunities for growth and development.
See Philanthropy and Corporate Responsibility and Human Capital Management on pages 20 and 21 for more details.
PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

Our Second Amended and Restated Certificate of Incorporation (the “certificate of incorporation”) currently provides for a classified Board of Directors divided into three classes, with approximately one-third of our directors standing for
8       2021 Proxy Statement

PROXY STATEMENT SUMMARY
election each year. At last year’s annual meeting, the Board announced its commitment to submit for stockholder vote at the 2021 annual meeting a management proposal to amend our certificate of incorporation to eliminate the classified structure of the Board. After careful consideration, the Board has approved amendments to the certificate of incorporation to phase out the three-year staggered terms of our directors and transition to the annual election of all of our directors, subject to approval by stockholders. If the proposed amendments to the certificate of incorporation are approved by the stockholders, beginning at the Company’s 2022 annual meeting, directors standing for election will be elected to one-year terms. By the 2024 annual meeting, the Board will be completely declassified and all directors will stand for election annually. See Proposal 2 beginning on page 24.
PROPOSAL TO AMEND OUR CERTIFCATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS AND OTHER OBSOLETE PROVISIONS

Our certificate of incorporation currently provides for supermajority voting standards for (1) any amendment to our certificate of incorporation related to: amendments to the certificate of incorporation or bylaws, the removal of directors, director liability, the ability for stockholders to act by written consent, completion and corporate opportunities and business combinations, (2) any amendment to our bylaws, (3) the removal of directors, and (4) certain business combinations with interested stockholders. At last year’s annual meeting, the Board set forth its commitment to submit for stockholder vote at the 2021 annual meeting a management proposal to amend our certificate of incorporation to eliminate these supermajority voting standards. Our certificate of incorporation also includes certain obsolete provisions relating to the prior equity ownership of our former equity sponsors. After careful consideration, the Board has approved amendments to the certificate of incorporation to eliminate these supermajority voting standards and obsolete provisions, subject to approval by stockholders. If the proposed amendments to the certificate of incorporation are approved by the stockholders, these supermajority voting provisions and obsolete provisions would be eliminated immediately upon filing of an amendment to the certificate of incorporation (which the Company intends to do promptly following the Annual Meeting). See Proposal 3 beginning on page 26.
EXECUTIVE COMPENSATION HIGHLIGHTS

We strive to create an executive compensation program that strikes the right balance of pay for performance with an overarching goal to motivate our leaders to contribute to the achievement of our financial goals and focus on long-term value for our stockholders without taking undue risk. Our executive compensation program has three main components: (1) base salary; (2) annual cash incentive compensation; and (3) long-term incentive awards. Each component is designed to be consistent with the Company’s compensation philosophy.
The compensation and governance practices that support these principles include the following:
What We Do:	What We Don’t Do:

✓
Pay for performance

✓
Maintain strong stock ownership guidelines for our named executive officers (“NEOs”)

✓
Require our NEOs to retain 50% of vested awards net of tax withholdings until they have met our ownership guidelines

✓
Provide market-level retirement benefits and limited perquisites

✓
Engage an independent compensation consultant to advise us on matters surrounding our compensation plans

✓
Review our compensation programs annually to prevent undue risk taking

✓
Hold an annual say-on-pay vote

✓
Establish target and maximum awards under our annual cash incentive program

✓
Maintain an established stockholder engagement program

✓
Require “Double-Trigger” vesting for Change in Control in post-IPO equity awards

✗
No excise tax gross-ups upon a Change in Control

✗
No hedging of the Company’s stock by NEOs or directors

✗
No supplemental executive retirement plans

✗
No re-pricing of underwater stock options and no grants below 100% of fair market value without stockholder approval

✗
No significant perquisites for executive officers

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PROXY STATEMENT SUMMARY
The discussion on pages 30–40 more fully describes the design and evolution of our executive compensation program, including the Company’s performance for fiscal 2020 and its connection to executive officer compensation as well as certain changes to the Company’s metrics for fiscal 2021. See Proposal 4 beginning on page 29.
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021. Each year the audit committee evaluates the qualifications and performance of the Company’s independent registered public accountants and determines whether to re-engage the current independent registered public accountants. Based on this evaluation, the audit committee believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders. See Proposal 5 beginning on page 54.
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BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
PROXY STATEMENT
PROPOSAL NO. 1—ELECTION OF DIRECTORS
What Am I voting on? Stockholders are being asked to elect each of the Class I director nominees named in this proxy statement to hold office until the 2024 annual meeting and until their respective successors are elected and qualified.
Voting Recommendation. Our Board of Directors recommends stockholders vote FOR the election of each Class I director nominee. The nominating and corporate governance committee evaluated and recommended the director nominees in accordance with its charter and our Corporate Governance Guidelines.
Vote Required. To be elected, a director must receive more FOR votes than the number of votes AGAINST that director.
Our Board of Directors oversees or directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: the audit committee, the nominating and corporate governance committee and the compensation committee. The Board is currently comprised of nine directors, eight of whom are independent.
Our certificate of incorporation currently provides for a classified Board, with three directors currently in Class I (Mr. Fahs, Ms. Johnson and Ms. Kelman), three directors currently in Class II (Messrs. Armario and Peeler and Ms. Cianfrocco), and three directors currently in Class III (Messrs. Tehle and Taylor and Ms. Hepner). One class of directors stands for election at each of our annual meetings of stockholders, with directors elected to serve for staggered three-year terms. Upon the recommendation of our nominating and corporate governance committee, our Board is submitting for stockholder vote at the Annual Meeting a management proposal to amend our certificate of incorporation to eliminate the classified structure of the Board. See Proposal 2 below for more details.
The terms of our three current Class I directors expire on the date of the Annual Meeting, subject to the election and qualification of their successors. Upon the recommendation of the nominating and corporate governance committee, the Board has nominated L. Reade Fahs, Susan S. Johnson and Naomi Kelman for election as Class I directors for a three-year term expiring in 2024.
Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) included with this proxy statement intend to vote the proxies held by them “FOR” the election of L. Reade Fahs, Susan S. Johnson and Naomi Kelman. We have no reason to believe that Mr. Fahs, Ms. Johnson and Ms. Kelman will be unable or unwilling to serve if elected. If Mr. Fahs, Ms. Johnson and Ms. Kelman cease to be candidates for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.
2021 Proxy Statement       11

BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Nominees for Election to the Board of Directors

Set forth below is certain information regarding each director nominee. Beneficial ownership of equity securities of each director nominee is shown under “Ownership of Our Securities” later in this proxy statement.
L. Reade Fahs

Director since: March 2014
Age: 60
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Fahs has served as the Chief Executive Officer of National Vision, Inc. (“NVI”) since January 2003, having joined NVI in April 2002 as the President and Chief Operating Officer, and was appointed the Chief Executive Officer of National Vision Holdings, Inc. in March 2014. Prior to joining NVI, Mr. Fahs served as the Chief Executive Officer of First Tuesday and was Managing Director of Vision Express U.K. Previously, Mr. Fahs worked at LensCrafters, which he joined in 1986 for a decade of their most rapid growth. Mr. Fahs is the chairman of the board of directors of VisionSpring and a long term Board member of RestoringVision. Mr. Fahs also serves on the boards of RestoringVision, Ditto Technologies, Inc., Affordable Care, Inc. and Atlanta’s Alliance Theatre. Mr. Fahs holds a B.A. degree in English Literature from Harvard College.

Susan Somersille Johnson

Director since: October 2020
Age: 55
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ms. Johnson is the Chief Marketing Officer for Prudential Financial, Inc. From 2014 to 2020, Ms. Johnson previously served as Executive Vice President and Chief Marketing Officer of Truist Financial, the bank holding company formed in 2019 following the merger of SunTrust Bank and BB&T. Ms. Johnson began her career as an engineer at Apple before taking on a series of high-profile global marketing leadership roles at organizations including NCR Corporation and Nokia. She served as the Vice President of Global Marketing at NCR Corp. from 2012 to 2014 and the Global Head of Operator Marketing at Nokia from 2007 to 2012. Ms. Johnson is a member of the board of directors of Constellation Brands, a leading beverage alcohol company, serving on its compensation committee. She also serves as a board member of United Way U.S.A., Operation Hope and CHRIS 180. Ms. Johnson has a bachelor’s degree in engineering sciences from Harvard University and an M.B.A. in finance from The Wharton School of The University of Pennsylvania.

Naomi Kelman

Director since: September 2020
Age: 62
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ms. Kelman is the former President and Chief Executive Officer of Willow, a revolutionary new women’s health company, having served in that role from 2014 to 2019. From 2011 to 2012, Ms. Kelman served as the Global Division Head of Novartis OTC. Prior to that, Ms. Kelman served in a number of executive roles during her time at Johnson & Johnson from 2000 to 2011, including as President of Vistakon Americas (Acuvue contact lenses) from 2004 to 2009 and as President of LifeScan (OneTouch diabetes monitor) from 2009 to 2011. Before joining J&J, Ms. Kelman worked at Clairol, where she worked on a broad range of CPG personal care categories and was based in Europe for five years. Ms. Kelman started her career in finance at American Express. Ms. Kelman is a member of the board of directors of Kids Care Dental & Orthodontics, Mirvie and Brilliant. Ms. Kelman has a Bachelor of Arts degree and an M.B.A. from Cornell University.

12       2021 Proxy Statement

BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Continuing Members of the Board of Directors

Set forth below is certain information regarding each director whose term continues beyond the Annual Meeting and who is not subject to election this year. Beneficial ownership of equity securities for these directors is also shown under “Ownership of Our Securities” later in this proxy statement.
Thomas V. Taylor, Jr.

Director since: September 2018
Age: 55
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Taylor has served as Floor & Decor’s Chief Executive Officer and as a director since December 2012, including during its 2017 IPO. Starting his retail career working at a Miami Home Depot store in 1983 at the age of 16, Mr. Taylor worked his way up through various operations roles to eventually serve as Executive Vice President of Operations responsible for all 2,200 Home Depot Stores; he also held the role of Executive Vice President of Merchandising and Marketing again for all stores. From 2006 to 2012, Mr. Taylor was Managing Director at Sun Capital Partners, during which time he served as a board member for more than 20 portfolio companies domestically and in Europe.

Virginia A. Hepner

Director since: January 2018
Age: 63
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ms. Hepner is the former President and Chief Executive Officer of The Woodruff Arts Center in Atlanta, Georgia, having served in that position from July 2012 to July 2017. Ms. Hepner has over 25 years of corporate banking experience with Wachovia Bank and its predecessors, having held numerous positions in corporate finance and capital markets until retiring in 2005 as an Executive Vice President. Ms. Hepner has been a member of the board of directors of Cadence Bancorporation since January 2019, serving as chair of its audit committee, and had served as a director of State Bank Financial Corporation which merged with Cadence on January 1, 2019, serving on its audit committee and independent director committee, and as a director of its subsidiary bank, State Bank and Trust Company, from 2010 to 2019. Additionally, Ms. Hepner has been a member of the board of directors of Oxford Industries, Inc. since 2016, serving on its nominating, compensation and governance committee. Ms. Hepner holds a bachelor’s degree in finance from The Wharton School of The University of Pennsylvania and attended the J.L. Kellogg Graduate Business School of Management at Northwestern University

David M. Tehle

Director since: July 2017
Age: 64
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Tehle retired from Dollar General Corporation in July 2015 as Executive Vice President and Chief Financial Officer, having served in that role since 2004. Dollar General Corporation is a value discount retailer. Mr. Tehle has been a director of Jack in the Box Inc. since December 2004, serving on the audit and finance committees. Additionally, he joined the board of directors of US Foods Holding Corp. in 2016, and serves on the audit and compensation committees. From 2016 until 2019, he was a member of the board of directors of Genesco, Inc. and he also served on the audit committee. Mr. Tehle holds a B.S. from the University of Wisconsin-Oshkosh and an M.B.A. from the University of Michigan’s Ross School of Business.

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D. Randolph Peeler

Director since: March 2014
Age: 56
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Peeler joined Berkshire Partners LLC (“Berkshire”) in 1996 and became a Managing Director in 2000. Before joining Berkshire, Mr. Peeler co-founded a privately-owned healthcare services company and also served as Special Assistant for the Assistant Secretary for Economic Policy in the U.S. Department of the Treasury. Mr. Peeler previously worked as a consultant with Cannon Associates and Bain & Co. Mr. Peeler is or has been a director of several Berkshire portfolio companies, including Affordable Care, Inc., Husky International, Inc., Lightower Fiber Networks and Curriculum Associates, LLC. Mr. Peeler has an A.B. from Duke University and an M.B.A. from Harvard Business School.

Heather Cianfrocco

Director since: July 2019
Age: 47
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ms. Cianfrocco is the Chief Executive Officer, OptumRX at UnitedHealth Group and has served in that role since April 2021. Ms. Cianfrocco previously served as the Chief Executive Officer of OptumHealth Services from July 2020 until April 2021 and as the Chief Executive Officer of UnitedHealthcare Community & State from February 2018 until July 2020. From July 2017 until February 2018, Ms. Cianfrocco served as Senior Vice President of Health Advancement and Clinical Transformation for UnitedHealthcare Medicare & Retirement. From June 2016 until July 2017, she served as senior vice president of Clinical Strategy and Operations for UnitedHealthcare Community & State. Prior to that, Ms. Cianfrocco was the Northeast Region President for UnitedHealthcare Community & State from June 2012 until June 2016. Throughout her time with UnitedHealthcare, she has held other leadership positions within Community & State in legal, compliance, operations, and contracting. Before joining UnitedHealthcare, Ms. Cianfrocco worked in private legal practices in Pittsburgh, Pennsylvania where she concentrated on corporate and securities law, representing health care entities in mergers and acquisitions. Ms. Cianfrocco has a Bachelor of Arts degree from Pennsylvania State University, a Juris Doctorate from Duquesne University School of Law, and a Masters in Health Care Delivery Science from Dartmouth College.

Jose Armario

Director since: February 2021
Age: 62
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Armario is the Chief Executive Officer and President of Bojangles’, Inc., a restaurant operator and franchisor, and has served in this role since January 2019. From January 2016 until January 2019, Mr. Armario was the founder and Chief Executive Officer of Armario Enterprises, LLC and PowerC, LLC. He retired as Executive Vice President of Worldwide Supply Chain, Development, and Franchising of McDonald’s Corporation in October 2015, after having held that position since August 2011. Mr. Armario has over 38 years of experience turning around key markets and geographies. Currently, Mr. Armario serves as a director at Bojangles’, Inc. and as a director for Golden State Foods and The Greg Olsen Foundation. He is also a member of the President’s Council of the University of Miami. He earned his Associate of Arts degree in Business Administration from Miami-Dade Community College. He holds a Master of Science degree in Management from the University of Miami and a CEO Perspective Course completion from Northwestern University.

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Board Oversight

The primary responsibility of our Board is to oversee the affairs of the Company for the benefit of our stockholders and other stakeholders. As part of its responsibility, the Board oversees critical matters such as strategy, management succession planning, financial and other internal controls, corporate governance, risk management and compliance. To assist it in fulfilling its duties, our Board has delegated certain authority to its standing committees—the audit committee, the nominating and corporate governance committee and the compensation committee. The duties and responsibilities of these standing committees are described below under “Board Committees and Meetings.”
Director Independence

We believe the Company benefits from having a strong and independent Board. Under our Corporate Governance Guidelines and the Nasdaq Listing Rules, a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with management that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Corporate Governance Guidelines define independence in accordance with the independence standards in the current Nasdaq Listing Rules. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.
Our Board has affirmatively determined that all of the directors and nominees for director, except Mr. Fahs, are independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable Nasdaq guidelines. Mr. Fahs is not considered an independent director because of his employment as Chief Executive Officer of the Company. All members of the audit committee, compensation committee and nominating and corporate governance committee are independent.
In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through annual directors’ questionnaires.
Composition of the Board of Directors

At the Annual Meeting, we are submitting a management proposal for approval to eliminate the classified structure of the Board and allow for the annual election of our directors. If approved, we would amend our certificate of incorporation to eliminate the three classes of directors and provide for the annual election of directors beginning at the 2022 annual meeting of stockholders. By the 2024 annual meeting of stockholders, the Board would be completely declassified and all directors would stand for election annually. See “Proposal 2—Amendment to the Certificate of Incorporation to Eliminate the Classified Structure of the Board of Directors” below for more details on the elimination the classified Board structure.
Prior to the effectiveness of the proposal described above, at each annual meeting, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.
Director Nomination Process

The nominating and corporate governance committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election by our stockholders in accordance with our Corporate Governance Guidelines. As the application of these factors involves the exercise of judgment, the nominating and corporate governance committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the nominating and corporate governance committee does at a minimum assess each candidate’s integrity, accountability, skills, experience, independence, other outside commitments and ability to work collegially with the other members of the Board of Directors.
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Diversity, Qualifications, Skills and Experiences of our Directors
In addition, although the Board considers and fully appreciates the value of a diversity of viewpoints, background and experiences (including age, race and ethnicity) as important to the selection of directors to enhance the Board’s cognitive diversity and quality of dialogue in the Boardroom, the Board does not have a formal diversity policy.
The nominating and corporate governance committee believes that the current members of the Board provide a demonstrated executive leadership ability and are representative of diverse backgrounds.
When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure and address areas where additional expertise or skills may be needed, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. In particular, the members of our Board of Directors considered the following important characteristics, among others, as key qualifications, attributes or skills to provide Board oversight of the Company’s business operations and strategy.
The nominating and corporate governance committee may identify candidates for election to the Board of Directors on its own, or by considering recommendations from stockholders, officers and employees of the Company and other sources that the nominating and corporate governance committee deems appropriate. The nominating and corporate governance committee may also retain a third-party search firm to assist in the identification of possible candidates for election to the Board of Directors. The nominating and corporate governance committee will consider director candidates recommended by stockholders on the same basis as recommendations from other sources. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the
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stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our bylaws. Stockholders wishing to propose a candidate for consideration may do so by submitting the required information to the attention of the Secretary, National Vision Holdings, Inc., 2435 Commerce Ave, Building 2200, Duluth, Georgia 30096. All recommendations for nomination received by the Secretary that satisfy our bylaw requirements relating to director nominations will be presented to the nominating and corporate governance committee for its consideration. These requirements are also described under “Stockholder Proposals for the 2022 Annual Meeting.”
Leadership Structure of the Board of Directors

As described in our Corporate Governance Guidelines, our Board directs and oversees the management of the business and the affairs of the Company using its business judgment to act in the best interests of the Company and its stockholders. As part of this oversight role, the Board selects and oversees the members of senior management who are charged by the Board with conducting the business of the Company. While our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company, our Board currently believes that having these positions separated, with Mr. Peeler serving as Chairman of the Board and Mr. Fahs serving as our Chief Executive Officer and also as a director, is the appropriate leadership structure at this time and demonstrates our commitment to good corporate governance. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Under our Corporate Governance Guidelines, should the Board determine that such positions should not be separated and the Chairperson of the Board is also the Chief Executive Officer or a director who does not qualify as an independent director, the independent directors may annually elect from among themselves a lead independent director.
Board Oversight of Risk Management

Management is responsible for the day-to-day management of risk, while the Board, as a whole and through its committees has extensive involvement in the oversight of the Company’s risk management. The Board engages in risk oversight throughout the year as a matter of course in fulfilling its role overseeing management and business operations, including receiving reports from management on the strategic plans and related risks facing the Company which range from financial risks to regulatory, legal, supply chain, COVID-19 pandemic-related, sustainability, competitive and information technology risks. The Board has delegated to its committees certain elements of its risk oversight function to better coordinate with management and serve the long-term interests of our stockholders. We believe that the leadership structure of our Board of Directors, along with the allocation of risk management responsibilities described below by appropriate committee oversight, provides appropriate risk oversight of our activities.
The audit committee oversees our risk management process with a specific focus on internal controls, financial statement integrity, compliance programs, fraud risk, legal matters and related risk mitigation. Along with the Board, the audit committee also receives regular reports from management to help ensure effective and efficient oversight and to assist in proper risk management, including with respect to cybersecurity, and the ongoing evaluation of management controls. Through its regular meetings with management, including the finance, legal, internal audit, and compliance functions and discussions, as appropriate, with our independent registered public accounting firm and internal auditors, the audit committee reviews and discusses significant areas of our business, including areas of risk and appropriate mitigating factors. Internal audit reports functionally and administratively to our Chief Accounting Officer and directly to the audit committee.
The compensation committee reviews the risk profile of the Company’s compensation policies and practices, including a review of a risk assessment of our compensation programs and managing risk associated with human capital management, including employee recruitment and retention.
The nominating and corporate governance committee monitors risks relating to governance matters, including corporate responsibility and sustainability, and recommends appropriate actions in response to those risks.
Management Succession Planning

The Board believes that one of its primary responsibilities is to oversee the development and retention of senior talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of
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senior management. The Board and compensation committee, together with the Chief Executive Officer, regularly reviews senior management talent and succession planning.
Executive Sessions

Executive sessions, which are meetings of the independent directors of the Board, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.
Board and Committee Evaluations

In order to increase the effectiveness of the Board, the nominating and corporate governance committee supervises an annual review and evaluation of the performance of the Board and its committees. The evaluation is typically conducted through a range of questions related to topics including structure of the Board and its committees, overall Board and committee effectiveness, oversight and risk management, strategy and Board access to information and resources. In 2020, an evaluation was conducted and completed with each director providing direct feedback. The evaluation results about the Board and its committees were reviewed and discussed by the nominating and corporate governance committee as well as the full Board.
Communications with the Board

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors, including the chairperson of our Board of Directors, the chairperson of any of the audit, compensation and nominating and corporate governance committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 2435 Commerce Ave, Building 2200, Duluth, GA 30096, who will forward such communication to the appropriate party.
Board Committees and Meetings

Our Board of Directors has an audit committee, a nominating and corporate governance committee and a compensation committee, each of which operates under a charter that has been approved by our Board.
The following table summarizes the current membership of each of the Board’s committees.
	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
L. Reade Fahs
D. Randolph Peeler		X	X
Jose Armario		X
Heather Cianfrocco			X
Virginia A. Hepner	X	Chair
Susan S. Johnson	X
Naomi Kelman	X
Thomas V. Taylor, Jr.			Chair
David M. Tehle	Chair
All directors are expected to make every effort to attend all meetings of the Board of Directors, meetings of the committees of which they are members and the annual meeting of stockholders. Each of our directors that were members of our Board at the time attended the 2020 annual meeting. During the fiscal year ended January 2, 2021, the Board held fourteen meetings, the audit committee held eight meetings, the compensation committee held four meetings and the nominating and corporate governance committee held four meetings. In addition, the Board, the audit committee, the compensation committee and the nominating and corporate governance committee acted by unanimous written consent several times during fiscal 2020. Each of our directors attended at least 75% of all of the meetings of the Board and committees on which he or she served at they time they served on the Board or such
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committees, except for Ms. Johnson. Ms. Johnson attended 50% of the audit committee meetings as she was unable to attend one audit committee meeting in 2020 after joining the Board due to a pre-existing conflict for one meeting date prior to her joining the Board.
Audit Committee
Our audit committee consists of David M. Tehle, who serves as the Chair, Virginia A. Hepner, Susan S. Johnson and Naomi Kelman. Mr. Tehle and Mses. Hepner, Johnson and Kelman each qualifies as an independent director under Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Board of Directors has determined that Mr. Tehle and Ms. Hepner each qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.
The audit committee is responsible for, among other things, preparing the audit committee report required by the SEC to be included in our proxy statement and assisting our Board of Directors with respect to its oversight of (1) our risk management policies and procedures, (2) the audits and integrity of our financial statements, and the effectiveness of internal control over financial reporting, (3) our compliance with legal and regulatory requirements, including SEC filings, (4) the qualifications, engagement, performance and independence of the outside auditors, including approving all auditing and non-auditing services performed by our outside auditors and (5) approving the annual audit plans and the performance of our internal audit function.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Virginia Hepner, who serves as the Chair, D. Randolph Peeler and Jose Armario. Each member of the nominating and corporate governance committee has been determined to be independent under the applicable listing standards of Nasdaq and our Corporate Governance Guidelines.
The primary purpose of the nominating and corporate governance committee is to provide assistance to the Board of Directors by, among other things, determining the size, structure, composition, processes and practices of the Board and its committees and assessing director independence and qualifications. The committee also identifies, recommends and assists the Board in recruiting individuals qualified to become Board members, and takes a leadership role in shaping the corporate governance of the Company through its review and development of our Corporate Governance Guidelines and practices and guidance of the annual Board evaluation. The committee, along with the Board as whole, retains oversight responsibility for the Company’s Corporate Responsibility strategy and provides oversight and guidance on environmental sustainability, social justice and corporate responsibility issues and opportunities for the Company.
Compensation Committee
Our compensation committee consists of Thomas Taylor, Jr., who serves as the Chair, D. Randolph Peeler and Heather Cianfrocco. Each member of the compensation committee has been determined to be independent under the applicable listing standards of Nasdaq and our Corporate Governance Guidelines.
The primary purpose of the compensation committee is to assist our Board of Directors in discharging its responsibilities relating to (1) setting our compensation philosophy and compensation of our executive officers and directors, (2) monitoring our equity-based and certain incentive compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement or annual report under the rules and regulations of the SEC.
Committee Charters and Corporate Governance Guidelines

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board of Directors’ views and policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Board of Directors and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.
Our Corporate Governance Guidelines, audit, nominating and corporate governance and compensation committee charters, and other corporate governance information are available in the investors section of our website, www.nationalvision.com.
Code of Conduct

We are committed to ensuring our business is conducted ethically and legally. We maintain a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer,
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principal accounting officer, or persons performing similar functions, which we call our Code of Conduct. Our Code of Conduct is a “code of ethics” as defined in Item 406(b) of Regulation S-K and is posted in the investors section of our website, www.nationalvision.com.
We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website.
Hedging and Pledging Policies

The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s General Counsel prior to engaging in transactions involving the Company’s securities. Directors and executive officers are prohibited from hedging or monetization transactions including, but not limited to, variable forward contracts, equity swaps, collars and exchange funds, or from trading in options, warrants, puts and calls or similar instruments on the Company’s securities or establishing a short position in the Company’s securities. The Company’s Securities Trading Policy discourages employees from purchasing the Company’s securities on margin, or borrowing against any account in which the Company’s securities are held, or pledging the Company’s securities as collateral for a loan. For directors and officers, the pledging of Company securities is limited to those situations approved by the Company’s General Counsel.
Transactions with Related Persons

The Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. It is our policy that no related person transaction will be executed without the approval or ratification of the disinterested members of the Board or a committee of the Board.
Certain Related Person Transactions
Management Stockholder’s Agreements. In connection with the acquisition of NVI in March 2014 by affiliates of KKR & Co. Inc (“KKR”) and thereafter, we entered into Management Stockholder’s Agreements with certain of our senior executive officers and other employees who made an equity investment in us or were granted equity-based awards. The Management Stockholder’s Agreements provide for management stockholders’ ability to cause us to repurchase their outstanding stock and options in the event of their death or disability, and for our ability to cause a management stockholder to sell his or her stock or options back to the Company upon certain termination events.
Stockholder Engagement

In connection with and following our initial public offering (IPO), we have been committed to stockholder engagement and we greatly value the input we receive from our stockholders. Our investor relations team and members of our senior management are in frequent communication with stockholders on a variety of matters, primarily focused on our operations and financial performance. In 2020, we continued our stockholder engagement program focused on corporate governance, executive compensation, corporate social responsibility and other ESG matters of interest to our stockholders. As part of our engagement efforts, we conducted stockholder outreach with the Company’s top institutional investors representing approximately 63% of our shares outstanding. Many of these stockholders expressed the view that they were aligned with the Company’s board refreshment and continued Board diversity efforts, the continued progress and evolution and disclosure of the Company’s philanthropic as well as other environmental, social and governance priorities, and supported the Company’s executive compensation program.
Philanthropy and Corporate Responsibility

We strive to align our actions with our Company vision—“We believe everyone deserves to see their best to live their best.” The need for eye care and eyewear is a critical national and global issue. We focus our philanthropic efforts in the optical sector, where we feel we can make the greatest difference. We are proud to be working with organizations
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and individuals, both domestically and around the world, to provide solutions so more people can get the care they need. In August 2020, we published our first-ever philanthropic Impact Report detailing how the Company is transforming the lives of people in the United States and around the world. Our Impact Report focused on the Company’s impact through 2019 in the core areas of (1) helping children in need in the United States, (2) global giving and (3) partnering to make an impact, and also highlighted the Company’s commitment to providing help during the pandemic. Through partnering with schools and the Boys & Girls Club of America, we have provided more than 18,000 free eye exams and distributed more than 10,000 pairs of glasses. Through our partnership with RestoringVision, a global vision nonprofit, we have coordinated the donation and distribution of more than 500,000 glasses over the past 13 years and contributed more than $340,000.
In addition to our philanthropic efforts, we understand the importance of acting responsibly as a business, employer and corporate citizen. Engagement on corporate responsibility is important to us and our stakeholders. We are focused on a commitment to balancing the social, economic, human capital management and environmental aspects of our business and to developing additional disclosure to highlight our aspirations and achievements in these areas. In 2020, we began our formal Corporate Responsibility journey and completed a materiality assessment on the core pillars at the heart of our operations and goals. Informed by insights from our assessment, we are developing our goals and reporting metrics as an important part of our ongoing commitment to transparency and impact. Our approach, once complete, will enable the Company to provide an integrated, comprehensive view of its corporate responsibility commitments, progress and impact. More information about Corporate Responsibility at National Vision can found in the Corporate Responsibility page of our website, www.nationalvision.com. The information on this website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any other filings with the SEC.
Human Capital Management

With an inclusive and people-first culture, we are focused on celebrating and respecting our associates’ diverse backgrounds, empowering, rewarding and developing our associates and aiming to give back to the communities in which we serve. Our human capital initiatives are focused on attracting highly qualified individuals and providing them with continued opportunities for growth and development. As of January 2, 2021, we had 12,792 full-time and part-time associates. In addition, the professional corporations or similar entities with which we contract employed 1,200 optometrists as of January 2, 2021.
Talent Acquisition
At National Vision, we are committed to attracting talent aligned with our Vision, Mission and Values. We have invested in key leadership roles within the talent organization to refine our approach and have incorporated new technology to improve both the candidate and hiring manager experience. In addition, we have partnered with schools and other organizations to promote the profession of optometry, including continuing our multi-year sponsorship of the Association of Schools and Colleges campaign “Optometry Gives Me Life” targeted at high school and college students. To mitigate the impact the COVID-19 pandemic and temporary closure of our stores had on our traditional recruiting efforts and hiring cycles, we transitioned to online platforms for job fairs and on campus events, selectively offered key incentives, such as a student loan repayment program, and educated applicants on the health and safety protocols implemented in our stores.
Talent Development
We have a proven record of opening new stores with high-quality training support. As a result of the COVID-19 pandemic, we adapted our new store training approach by introducing and enhancing virtual instructor-led training classes, allowing for a continuation of high touch training to prepare stores to open safely and effectively. We also increased ongoing training, especially in the areas of safety protocol procedures and customer interactions. We provide our associates and optometrists with several opportunities and mechanisms through which they can provide feedback and allow us to continue developing programs for training and growth.
Benefits and Wellness
We strive to ensure our people always feel supported so they can bring their best selves to work every day. We demonstrate this commitment through many of our benefits and wellness offerings. Programs like our health plan, wellness and disease management programs, including personalized programs for diabetes and hypertension, and a financial protection resource, provide the needed resources essential for helping our people care for themselves and their families.
We also offer free on-demand mental and behavioral health resources, to provide needed guidance when work and personal challenges affect an associate’s overall well-being. Shortly after our IPO, we established the National Vision
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Crisis Relief Fund to help support associates who are facing financial hardship as a result of a natural disaster, family emergency or other unexpected events. Donations made to the Crisis Relief Fund are matched by the Company. Since its creation, over $800,000 have been provided to associates for assistance, with over 90% provided since the beginning of the COVID-19 pandemic.
Diversity, Equity and Inclusion
We are committed to a diverse and inclusive culture and proud to be a “majority-minority company.” In 2020, we formed a new Diversity, Equity and Inclusion (“DEI”) department within the Company led by a veteran senior executive. The DEI department is supported by our DEI Council, composed of a cross-section of associates and optometrists. In 2020, we focused on reviewing best practices and initiatives and conducted listen and learn sessions with associates and optometrists to solicit feedback and identify opportunity areas. As we move forward in our DEI journey, we are focused on advancing diversity in our recruitment, training, career mentorship and development, employment branding and community service. As a part of these efforts, in 2020, we collaborated with non-profit and educational institutions with the goal of increasing the percentage of Black doctors in the industry, including sponsoring and participating in the first ever “Impact HBCU” event sponsored by Black Eyecare Perspectives with the goal of increasing awareness in the field among HBCU students.
COVID-19 Response
As noted earlier in this proxy statement, the COVID-19 pandemic has presented unique challenges for our associates, doctors, patients and customers. We prioritized the safety of our associates, doctors, patients and customers by voluntarily closing our stores to the public for a temporary period of time in 2020 to implement enhanced safety and cleaning protocols in order to serve our patients and customers with everyone’s health and safety in mind.
We also created multiple resources for associates, including frequent and transparent communication tools, additional leave of absence and paid leave options, and centralized support to address COVID-19 questions and concerns, including regarding the availability of vaccines. We paid one-time appreciation bonuses to customer-facing associates in the third quarter of fiscal year 2020, granted additional company holidays in the fourth quarter of fiscal year 2020 and paid benefits for associates furloughed in response to the COVID-19 pandemic. In addition, contributions to our Crisis Relief Fund more than doubled, reflecting the empathetic nature of our community.
Compensation of Directors

Directors who are our employees do not receive remuneration for serving on our Board. In 2020, our director compensation program consisted of the following:
•
Annual cash retainer of $75,000, paid quarterly, in arrears.

•
The Chair of the audit committee, compensation committee and nominating and corporate governance committee received annual cash retainers of $20,000, $15,000 and $10,000, respectively, paid quarterly, in arrears.

•
Annual $100,000 restricted stock grant, which will vest on the first anniversary of the grant date, subject to continued service through the applicable vesting date.

Our directors are not paid any fees for attending meetings. However, our directors are reimbursed for reasonable travel and related expenses associated with attendance at Board or committee meetings.
The compensation committee, with assistance from its independent compensation consultant, reviews the director compensation program regularly to ensure the program is structured consistent with best practices and current trends. As part of this review, the director compensation program is benchmarked against the same compensation peer group used for executive compensation benchmarking, as described later in the Compensation Discussion & Analysis section. The compensation committee last reviewed director compensation in December 2018 and made appropriate changes based upon the results at that time.
In March 2020, in light of the unprecedented impact of the pandemic, the Board elected to forego their annual cash compensation for the second quarter of 2020.
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The following table reflects all cash compensation paid and the aggregate market value of stock awards granted to our non-employee directors for service in fiscal 2020:
Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All other compensation ($)	Total ($)
D. Randolph Peeler(3)	56,250	—	—	56,250
Heather Cianfrocco	56,250	100,000	—	156,250
Virginia A. Hepner	63,750	100,000	—	156,250
Susan S. Johnson	18,750	100,000	—	118,750
Naomi Kelman	25,000	100,000	—	125,000
Thomas V. Taylor, Jr.	67,500	100,000	—	156,250
David M. Tehle	71,250	100,000	—	171,250
Nathaniel H. Taylor(4)	37,500	—	—	37,500

(1)
Includes all annual retainer fees paid in cash to the directors, including the voluntary election by the Board to forego their cash compensation for the second quarter of 2020 in response to the pandemic. In lieu of receiving cash retainers, Messrs. N. Taylor and Peeler donated their cash retainers to 20/20 Quest, a National Vision sponsored charitable foundation. Ms. Cianfrocco donated $28,125 of her cash retainer to 20/20 Quest.

(2)
The amount reported reflects the grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) associated with the grant to each director as of such grant date. See Note 5 of the Notes to Consolidated Financial Statements contained in the Company’s 2020 Form 10-K for an explanation of the assumptions made in the valuation of these awards. The grant date fair value of the annual award that was granted on June 11, 2020 for all directors (other than Ms. Johnson and Ms. Kelman) was $100,000 for the 3,632 shares of restricted stock granted to such directors. The grant date fair value of the 2,687 shares of restricted stock granted to Ms. Kelman in September 2020 was $100,000. The grant date fair value of the 2,368 shares of restricted stock granted to Ms. Johnson in October 2020 was $100,000. As of January 2, 2021, Ms. Cianfrocco held 3,632 shares of unvested restricted stock, Ms. Hepner held 4,420 shares of unvested restricted stock, Ms. Johnson held 2,368 shares of unvested restricted stock, Ms. Kelman held 2,687 shares of unvested restricted stock, Mr. T. Taylor held 4,365 shares of unvested restricted stock and Mr. Tehle held 4,510 shares of unvested restricted stock.

(3)
At the request of Mr. Peeler, the compensation committee approved in June 2019 a program in which (i) in lieu of paying his cash retainer for Board service and any committee chairperson service directly to Mr. Peeler, the Company would instead make a quarterly donation of such retainer in Mr. Peeler’s name to the Company’s foundation or another charity of his choosing and (ii) Mr. Peeler would not receive the restricted stock award to which non-employee directors are entitled under the director compensation program.

(4)
Mr. N. Taylor retired from the Board in September 2020. At the request of Mr. N. Taylor, the compensation committee approved in September 2019 a program in which (i) in lieu of paying his cash retainer for Board service and any committee chairperson service directly to Mr. N. Taylor, the Company would instead make a quarterly donation of such retainer in Mr. N. Taylor’s name to the Company’s foundation or another charity of his choosing and (ii) Mr. N. Taylor would not receive the restricted stock award to which non-employee directors are entitled under the director compensation program.

Director Stock Ownership Guidelines. In February 2019, the Board of Directors adopted stock ownership guidelines (the “Guidelines”) applicable to our executive officers and directors who are not members of management and who are not affiliated with KKR and Berkshire (the “Covered Directors”). Under the Guidelines, Covered Directors are required to hold a specific level of equity ownership, as a multiple of annual cash retainer. The Guidelines currently require Covered Directors to hold 5x the annual cash retainer. There is no required time frame within which a Covered Director must attain the applicable stock ownership level under the Guidelines. However, until the applicable ownership level is achieved, Covered Directors must retain 50% of vested shares net of stock option exercise and tax withholding. Shares that count toward these ownership guidelines include shares owned outright, shares held in the Company’s 401(k) or other retirement plan, shares of time-based restricted stock (whether vested or unvested) and vested stock options issued prior to the Company’s IPO. The retention requirement applies to all prior and future grants. As of January 2, 2021, Messrs. Fahs, Peeler and Tehle have met or exceeded their current ownership requirements and the remaining directors are subject to the restrictions in the guidelines until their ownership requirements are met.
2021 Proxy Statement       23

Board of Directors and Certain Governance Matters
PROPOSAL NO. 2—AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS
What Am I voting on? Stockholders are being asked to approve an amendment to our certificate of incorporation to eliminate the classified structure of the Board of Directors and to provide for the annual election of directors beginning at the 2022 annual meeting, with all directors standing for election annually by the 2024 annual meeting.
Voting Recommendation. Our Board of Directors recommends stockholders vote FOR an amendment to the certificate of incorporation to eliminate the classified structure of the Board of Directors.
Vote Required. The proposal must be approved by at least 66 2∕3% of the voting power of all the then-outstanding shares of the stock of the Company entitled to vote on such proposal.
Background
Our Second Amended and Restated Certificate of Incorporation (the “certificate of incorporation”) currently provides for a classified Board divided into three classes of directors, with each class elected for staggered three-year terms. In our 2020 proxy statement, the Board committed, upon the recommendation of the nominating and corporate governance committee, to submit for stockholder vote at our 2021 annual meeting a management proposal to amend our certificate of incorporation to eliminate the classified structure of the Board. At the time of our IPO, the Board believed that a classified board structure was an important piece of the Company’s governance structure in order to promote continuity and stability and was in the best interests of the Company and its stockholders.
Our Board carefully considered the classified board structure compared to an annual voting standard for the election of directors, analyzed current corporate governance trends, and evaluated the appropriateness of a classified Board in light of our overall corporate governance structure and ongoing stockholder engagement efforts.
Upon the recommendation of our nominating and corporate governance committee, the Board has determined that it is in the best interests of the Company and its stockholders to amend the certificate of incorporation to eliminate the classified structure of the Board and to provide for the annual election of all directors, and the Board recommends that the stockholders approve such an amendment.
Impact of the Proposal—Annual Elections of Directors
If approved by our stockholders, the proposed amendments to our certificate of incorporation would begin to eliminate the three classes of directors and provide for the annual election of directors beginning at the 2022 annual meeting of stockholders. Beginning with the 2024 annual meeting of stockholders, all directors will stand for election annually.
Description of Proposal
Article VI Section (A) of our certificate of incorporation currently provides that the Board is divided into three classes, with each class serving a staggered three-year term, and only one class being up for re-election each annual meeting. Specifically:
•
The directors designated as Class I directors have terms expiring at the Annual Meeting;

•
The directors designated as Class II directors have terms expiring at the 2022 annual meeting of stockholders; and

•
The directors designated as Class III directors have terms expiring at the 2023 annual meeting of stockholders.

If the proposed amendments are approved by our stockholders, the classified Board will be eliminated over a three-year period beginning at the 2022 annual meeting as follows:
•
At the 2022 annual meeting of stockholders, we would elect Class II directors to one-year terms;

•
At the 2023 annual meeting of stockholders, we would elect Class III directors and Class II directors to one-year terms; and

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Board of Directors and Certain Governance Matters
•
At the 2024 annual meeting of stockholders and at all future annual meetings of stockholders, we would elect directors from all three classes to one-year terms.

The proposed amendment would not affect the existing terms of our directors, and the Class I directors who are nominated for election at the Annual Meeting will still be elected for three-year terms expiring at the 2024 annual meeting of stockholders, even if the proposed amendment is approved. The proposed amendment would not change the present number of directors or the Board’s authority to change that number or to fill any vacancies or newly created directorships.
Additionally, if the proposed amendments are approved by our stockholders, any director chosen by the Board to fill newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause will hold office until, if prior to the 2024 annual meeting of stockholders, the next election of the class into which such director shall have been elected or placed or, if from and after the 2024 annual meeting of stockholders, the next annual meeting of stockholders and, in each case, until such director’s successor shall have been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
Under Delaware law, directors serving on a classified board may be removed by stockholders only for cause (unless otherwise provided in the certificate of incorporation), while directors serving on a non-classified board may be removed by stockholders with or without cause. Thus, the proposed amendments if approved by our stockholders will also give our stockholders the ability to remove a director from the Board without cause beginning at the 2024 annual meeting of stockholders when the board is fully declassified.
The proposed amendments to our certificate of incorporation described in Proposal 2 are attached to this proxy statement as Appendix B, with additions of text indicated by underlining and deletions of text indicated by strike-outs. If Proposal 2 is approved by our stockholders, the proposed amendments contained in Appendix B would become effective upon the filing of a Certificate of Amendment to our certificate of incorporation reflecting such amendments with the Secretary of State of the State of Delaware.
If stockholders adopt Proposal 2, we intend to file such Certificate of Amendment promptly following the Annual Meeting.
If this proposal is not approved, our Board will remain classified and the Class II directors elected at the 2022 Annual Meeting will serve a term expiring at the 2025 annual meeting of stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO AMEND THE
CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE
BOARD OF DIRECTORS
2021 Proxy Statement       25

Board of Directors and Certain Governance Matters
PROPOSAL NO. 3—AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS AND OTHER OBSOLETE PROVISIONS
What Am I voting on? Stockholders are being asked to approve an amendment to our certificate of incorporation to eliminate certain supermajority voting standards and other obsolete provisions within the certificate.
Voting Recommendation. Our Board of Directors recommends stockholders vote FOR an amendment to the certificate of incorporation to eliminate supermajority voting standards and other obsolete provisions.
Vote Required. The proposal must be approved by at least 66 2∕3% of the voting power of all the then-outstanding shares of the stock of the Company entitled to vote on such proposal.
Background
As discussed above, in our 2020 proxy statement, the Board committed, upon the recommendation of the nominating and corporate governance committee, to submit for stockholder vote at our 2021 annual meeting a management proposal to amend our certificate of incorporation to eliminate certain supermajority provisions within it. The supermajority voting standards described below were included in our certificate of incorporation at the time of our IPO to protect the interests of our stockholders by ensuring that a broad consensus of all stockholders was necessary to make changes to fundamental provisions of our certificate of incorporation and bylaws. Prior to its IPO, the Company was owned at times by Berkshire and KKR. The Company was controlled by affiliates of KKR and private equity funds managed by Berkshire until July 2018 and August 2019, respectively, when these affiliates and funds sold their remaining holdings of our common stock.
Our nominating and corporate governance committee and our Board carefully considered the advantages of super majority voting provisions, analyzed current corporate governance trends, and evaluated the appropriateness of super majority voting provisions in light of our overall corporate governance structure and ongoing stockholder engagement efforts. The Board has continued its ongoing review of evolving corporate governance practices.
Consistent with its strong commitment to the careful consideration of stockholder views, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Company’s certificate of incorporation to remove supermajority voting requirements. The proposed amendments would also delete certain obsolete provisions relating to the prior equity ownership of KKR and Berkshire.
Description of Our Supermajority Standards. Article V, Section (A) of our certificate of incorporation provides that at any time when KKR and Berkshire (as defined in our certificate of incorporation) beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Company entitled to vote generally in the election of directors, in addition to any vote required by applicable law, no amendment, alteration, change or repeal in any respect of any provision of Article V (amendments to our Certificate of Incorporation and Bylaws), Article VI (removal of directors), Article VII (director liability), Article VIII (ability for stockholders to take action by written consent), Article IX (completion and corporate opportunities), and Article X (business combinations) of our certificate of incorporation may be made, and no provision inconsistent therewith may be so adopted, without the affirmative vote of at least 66 2∕3% of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.
Article V, Section (B) of our certificate of incorporation provides that at any time when KKR and Berkshire (as defined in our certificate of incorporation) beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Company entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, is required in order for the stockholders of the Company to alter, amend, repeal or rescind, in whole or in part, any provision of our Bylaws or to adopt any provision inconsistent therewith.
Article VI, Section (C) of our certificate of incorporation provides that at any time when KKR and Berkshire (as defined in our certificate of incorporation) beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Company entitled to vote generally in the election of directors, in addition to any vote required by applicable
26       2021 Proxy Statement

Board of Directors and Certain Governance Matters
law, directors may be removed from office only for cause and only by the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
Article X, Section (B)(3) of our certificate of incorporation provides that the Company shall not engage in certain business combinations with any interested stockholder (as defined in the certificate of incorporation) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2∕3% of the outstanding voting stock of the Company that is not owned by the interested stockholder.
In addition, we are separately proposing to amend Article V to permit directors to be removed with or without cause. See Proposal 2 for more information. If Proposal 2 is not approved by our stockholders, directors will continue to be able to be removed only for cause.
Description of Proposal and Recommendation by the Board
After considering the advantages and disadvantages of the supermajority voting standards, including through discussions with our stockholders, the Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to eliminate the supermajority voting standards and other obsolete provisions described above. The Board has unanimously declared such amendments to be advisable and voted to recommend these amendments to the stockholders for adoption.
Impact of the Proposal—Majority Voting Standard
As a result, if the proposed amendments are adopted by our stockholders and implemented, the affirmative vote of a majority of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, as required pursuant to the Delaware General Corporation Law would be required for (i) any future amendment, alteration, change or repeal in any respect of any provision of our certificate of incorporation, (ii) any future amendment, alteration, change or repeal in any respect of any provision of our Bylaws by our stockholders, and (iii) the removal of directors from office by stockholders,.
In addition, if the proposed amendments are adopted by our stockholders and implemented, the Company would be prohibited from engaging in certain business combinations with any interested stockholder (as defined in the certificate of incorporation) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon that is not owned by the interested stockholder, voting together as a single class.
This voting standard would be in addition to any other vote of the holders of any class or series of capital stock of the Company required in our certificate of incorporation (including any preferred stock designation) or by applicable law.
The proposed amendments would also delete certain obsolete provisions in our certificate of incorporation relating to the prior equity ownership of KKR and Berkshire.
The proposed amendments to our certificate of incorporation described in Proposal 3 are attached to this proxy statement as Appendix C, with additions of text indicated by underlining and deletions of text indicated by strike-outs. If Proposal 3 is approved by our stockholders, the proposed amendments contained in Appendix C would become effective upon the filing of a Certificate of Amendment to our certificate of incorporation reflecting such amendments with the Secretary of State of the State of Delaware. In connection with the proposed amendments to our certificate of incorporation in Proposal 3, the Board has adopted conforming amendments to our Second Amended and Restated Bylaws that will become effective upon our filing of such Certificate of Amendment with the Secretary of State of the State of Delaware.
If stockholders adopt Proposal 3, we intend to file such Certificate of Amendment promptly following the Annual Meeting.
2021 Proxy Statement       27

Board of Directors and Certain Governance Matters
If Proposal 3 is not approved by our stockholders, the supermajority voting standards and obsolete provisions described above will remain unchanged and in effect.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO AMEND
THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY
VOTING STANDARDS AND OTHER OBSOLETE PROVISIONS
28       2021 Proxy Statement

EXECUTIVE COMPENSATION
PROPOSAL NO. 4—NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
What Am I voting on? As required pursuant to Section 14A of the Exchange Act, stockholders are being asked to approve, on an advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis below.
Voting Recommendation. Our Board of Directors recommends stockholders vote FOR the non-binding advisory vote to approve our named executive officer compensation.
Vote Required. The proposal must be approved by a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The compensation committee takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from stockholders. The compensation committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
Our stockholders are being asked to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.
The text of the resolution in respect of Proposal No. 4 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”
In considering their vote, stockholders may wish to review the information on our compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 30-40, the compensation tables and narrative discussion on pages 42-49, and the discussion regarding the compensation committee on page 41.
2021 Proxy Statement       29

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Executive Summary
Our executive compensation program is designed to attract and retain a talented executive team with the skills and qualifications to manage and lead the Company effectively. We strive to create an executive compensation program that strikes the right balance of paying for performance, motivating our leaders to contribute to the achievement of our financial goals, and focusing on long-term value creation for our stockholders, without taking undue risk.
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers (“NEOs”), which include our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers during the fiscal year ended January 2, 2021. Our NEOs for fiscal 2020 were:
Name	Position
L. Reade Fahs	Chief Executive Officer and Director
Patrick R. Moore	Senior Vice President, Chief Financial Officer
Bill Clark	Senior Vice President, Chief People Officer
Jared Brandman	Senior Vice President, General Counsel and Secretary
Joan Blackwood	Senior Vice President, Chief Marketing Officer
The following information summarizes the Company’s 2020 performance and our key executive compensation actions and decisions. Additional information about these topics can be found in the Company’s 2020 Form 10-K and this proxy statement.
2020 Business Highlights
2020 was a challenging year with the outbreak of the COVID-19 global pandemic and the resulting impact on economic activity and businesses. Even with a year of unprecedented business challenges, we believe the Company has and continues to navigate through the pandemic and will emerge stronger and more resilient. With a safety-first approach in mind, we (1) prioritized the health and safety of our associates, doctors, patients and customers by closing our stores to the public for a period of time to implement enhanced safety protocols, (2) supported local health and government directives and guidance by implementing such protocols to assist in mitigating the spread of the pandemic at our stores and our corporate headquarters, and (3) served our patients and customers in a responsible and positive way by modifying our operations to comply with new public health guidelines and evolving customer expectations all while continuing to deliver low cost eye care and eyewear, a medical necessity, to the communities we serve.
Our Board and management team focused on responding appropriately to the pandemic and took certain operational and cost-cutting measures, as outlined below, to prioritize cash conservation and the prudent management of our business, while positioning the Company to safely conduct normal operations. Our fiscal 2020 compensation was consistent with our pay for performance and motivational philosophy and reflected the continued strength and resilience of our brand in challenging times.
30       2021 Proxy Statement

EXECUTIVE COMPENSATION
OUR COVID-19 ACTIONS
Operational	Liquidity	Compensation

✓
Temporarily closed stores to the public in part of 2020 to implement enhanced safety measures, including a temporary furlough of a significant portion of our associates during April and May 2020

✓
Worked with a base of vendors and landlords to extend payment terms and modify existing contracts

✓
Temporarily paused new store openings until the second quarter of 2020

✓
Reduced near term marketing spend

✓
Implemented enhanced safety protocols that allowed us to reopen our stores and continue servicing our patients and customers

✓
Borrowed remaining $146.3 million under revolving credit facility in March 2020 and fully repaid revolving credit facility in May 2020

✓
Entered into credit agreement amendment in May 2020 to prevent the effects of the pandemic, including the temporary closure of stores, from creating uncertainty in financial covenant compliance and allowing focus on prudent management of business

✓
Completed the issuance of $402.5 million of 2.50% convertible senior notes in May 2020 and used net proceeds to partially repay term loan and fully repay revolving credit facility

✓
Reduced compensation across the organization until the second quarter of 2020, including a voluntary salary reduction by the CEO to $1, voluntary 30% salary reductions by the other executive officers and a voluntary election by the Board to forego their cash compensation for the second quarter, with the CEO returning to full base salary only after all non-executive employees were back to 100% compensation

✓
Granted one-time appreciation bonuses to customer-facing associates in third quarter 2020

✓
Granted additional holidays in fourth quarter 2020

✓
Continued to pay benefits for associates furloughed in response to pandemic

✓
Paid short-term incentive cash bonuses at target level for associates to reward their dedication and resiliency

Throughout the course of fiscal 2020, we maintained a focus on keeping our customers and associates safe and healthy. The dedication and resiliency of our associates allowed us to reopen our stores and continue servicing our customers. Considering our performance and achievement despite the extraordinary circumstances of this year, we believe fiscal 2020 was ultimately successful and we are well positioned to capitalize on future opportunities for the Company.
In fiscal 2020, we achieved healthy financial and operational results, despite the pandemic, including:
•
Net income increased 10.6% to $36.3 million

•
Adjusted EBITDA1 increased 12.4% to $218.3 million

•
Adjusted Operating Income1 increased 17.4% to $134.1 million

•
Overall store count grew 4.7%, and fiscal 2020 ended with 1,205 stores

•
Total comparable store sales growth for the seven months ended January 2, 2021 (after we began gradually re-opening stores to the public) was 13.1%, and Adjusted Comparable Store Sales Growth1 for the seven months ended January 2, 2021 was 12.6%

•
Record operating cash flows increased from $165.1 million in 2019 to $235.0 million in 2020

•
Diluted EPS increased 9.1% to $0.44; Adjusted Diluted EPS1 increased 21.9% to $0.91

•
Our cash balance was $373.9 million as of January 2, 2021

(1) For an explanation of our non-GAAP financial measures and a reconciliation of Adjusted EBITDA, Adjusted Operating Income, Adjusted Comparable Store Sales Growth and Adjusted Diluted EPS to the most directly comparable GAAP measures, see Appendix A to this proxy statement.
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EXECUTIVE COMPENSATION
(1) For an explanation of our non-GAAP financial measures and a reconciliation of Adjusted EBITDA, Adjusted Operating Income, Adjusted Comparable Store Sales Growth and Adjusted Diluted EPS to the most directly comparable GAAP measures, see Appendix A to this proxy statement.
2020 Compensation Highlights
As outlined in the expense reduction initiatives highlighted above, our compensation committee, executive officers and board members took measures in 2020 to assist with the potential pandemic impact on the Company including:
•
A voluntary reduction in base salary by the Company’s CEO to $1 from March 29, 2020 to June 14, 2020.

•
A voluntary reduction in base salaries by the Company’s other executive officers, including all of the NEOs, by 30% from March 29, 2020 to June 7, 2020.

•
A voluntary election by the Company’s Board of Directors to forego their annual cash compensation for the second quarter of 2020.

The Company also focused on creating multiple resources for associates, including additional leave of absence and paid leave options, a payment of one-time appreciation bonuses to customer-facing associates, a grant of additional Company holidays in the fourth quarter of 2020 and paid benefits for associates furloughed in response to the pandemic.
Our 2020 compensation programs evolved to align with those found in the competitive market to continue attracting and retaining high-quality executives capable of executing the Company’s strategy and delivering value for stockholders. Key actions taken by the compensation committee include the following:
•
Base Salary—In February 2020, the compensation committee approved executive officer salary increases ranging from 3% to 11%, to more closely align compensation opportunities with the competitive market. These increases were slated to take effect in April 2020, however, with the temporary closure of our stores due to the pandemic beginning in March 2020, our executive officers voluntarily elected to take a reduction in their base salaries to assist with cash preservation at that time. Upon reopening of our stores, our executive officers returned to full pay in June, and the previously approved salary increases became effective on July 5, 2020.

•
Annual Cash Incentive Plan—Annual incentive awards pay out between 0% and 200% of target, based on performance against our Adjusted EBITDA target. Based on Adjusted EBITDA performance of $230.5 million (as defined under the fiscal 2020 Short-Term Incentive Plan (“STIP”)), the fiscal 2020 STIP funded at 91.22% of target. The compensation committee considered the Company’s performance in 2020 in navigating the pandemic, including the strong performance following the temporary store closures which were reflected in third quarter

32       2021 Proxy Statement

EXECUTIVE COMPENSATION
2020 results (2,860% increase in net income compared to third quarter 2019, an Adjusted EBITDA increase of 89.3% and an Adjusted Operating Income increase of 160%) and fourth quarter 2020 results (795% increase in net income compared to fourth quarter 2019, an Adjusted EBITDA increase of 118% and an Adjusted Operating Income increase of 281%).1 With the strong performance of the Company in the second half of 2020, the compensation committee used discretion to increase the incentive payout of STIP for executive officers by 8.78% to equal 100% of STIP target. Please see additional information in the footnotes to the Summary Compensation Table and the Short-Term Incentive Plan section on page 36.
•
Long-Term Incentive Program—The compensation committee adjusted the long-term incentive program in February 2020 and approved a grant to each of our NEOs for time-vesting stock options, time-vesting restricted stock units (“RSUs”), and performance-based restricted stock units (“PSUs”). PSUs will vest between 0% and 200% of target, based on performance against a three-year Adjusted EBITDA growth target as defined within the PSU award agreement. The compensation committee did not approve any changes to the Long-Term Incentive Program in light of the pandemic.

•
Pay-for-Performance—National Vision is committed to aligning executive compensation to the Company’s performance. The charts below illustrate that the majority of our NEOs’ compensation is performance-based.

Compensation Philosophy and Approach
Our mission is making quality eye care and eyewear more accessible and affordable. In order to do this, we must attract, engage and retain highly talented individuals who are committed to our core values of doing what is right, creating happiness every day and being energized to serve. Our compensation programs are designed to help us achieve these goals. We expect our executive team to possess and demonstrate strong leadership and management capabilities and continue to execute against our strategic growth initiative. To reward and retain our leaders, including our NEOs, we have designed a total compensation approach that rewards both short-term and long-term success.
Compensation Objectives
Our compensation program for executives is currently designed to support the following objectives:
•
Motivate executives to meet or exceed Company performance goals. A significant portion of each NEO’s total compensation is directly tied to the achievement of the Company’s overall business and performance goals.

•
Attract and retain talented executives. The Company seeks to provide overall levels of compensation that are market competitive to attract, retain and motivate highly qualified executives to continue to enhance long-term equity value.

•
Link the financial interests of executives and stockholders. In order to foster a strong relationship between stockholder value and executive compensation, a significant portion of compensation is composed of equity-based incentive awards. Additionally, NEOs are subject to stock ownership guidelines that ensure they retain a significant portion of their vested equity awards.

Our compensation packages are designed to promote integrity, leadership, teamwork, ownership and initiative by our employees whose performance and responsibilities directly affect our results. We strive to create competitive compensation

(1) For an explanation of our non-GAAP financial measures and a reconciliation of Adjusted EBITDA, Adjusted Operating Income, Adjusted Comparable Store Sales Growth and Adjusted Diluted EPS to the most directly comparable GAAP measures, see Appendix A to this proxy statement.
2021 Proxy Statement       33

EXECUTIVE COMPENSATION
packages for all employees that encourage them to achieve our long-term business goals without taking unnecessary risks. We believe that, to attract and retain talented senior executives, we must provide them with a competitive level of predictable compensation that rewards their continued service. We also believe that performance-based compensation plays a significant role in aligning senior executives’ interests with those of our stockholders and should be emphasized in the overall program structure. We motivate and reward NEOs for successfully executing our business strategy and believe that a combination of both short-term and long-term compensation creates an optimal pay-for-performance environment.
What We Do:	What We Don’t Do:

✓
Pay for performance

✓
Maintain strong stock ownership guidelines for our named executive officers (“NEOs”)

✓
Require our NEOs to retain 50% of vested awards net of tax withholdings until they have met our ownership guidelines

✓
Provide market-level retirement benefits and limited perquisites

✓
Engage an independent compensation consultant to advise us on matters surrounding our compensation plans

✓
Review our compensation programs annually to prevent undue risk taking

✓
Hold an annual say-on-pay vote

✓
Establish target and maximum awards under our annual cash incentive program

✓
Maintain an established stockholder engagement program

✓
Require “Double-Trigger” vesting for Change in Control in post-IPO equity awards

✗
No excise tax gross-ups upon a Change in Control

✗
No hedging of the Company’s stock by NEOs or directors

✗
No supplemental executive retirement plans

✗
No re-pricing of underwater stock options and no grants below 100% of fair market value without stockholder approval

✗
No significant perquisites for executive officers

Consideration of Say on Pay Votes. We are pleased that stockholders representing over 99% of the shares voted on the Say on Pay Proposal at the 2020 annual meeting expressed their support and approval of our NEO compensation described in our 2020 proxy statement. Following the compensation committee’s review and consideration of this stockholder support, as well as the other factors discussed in more detail in “—Our Annual Compensation-Setting Process” below, the compensation committee determined to make no changes to its executive compensation program as a direct result of stockholder feedback. During 2019, we established our stockholder engagement program and sought feedback from stockholders on a range of topics, including executive compensation. We continued our stockholder engagement program in 2020 and sought feedback from stockholders representing approximately 63% of the Company’s outstanding common stock. See Stockholder Engagement earlier in this proxy statement for a description of our program.
Our Annual Compensation-Setting Process
Role of the Compensation Committee
Our executive compensation plans and programs are administered by our compensation committee. Our compensation committee is responsible for reviewing and approving, or recommending to our full Board of Directors, equity compensation grants and other aspects of compensation, including base salaries and the administration of our Short-Term Incentive Plan (“STIP”) for employees. Our compensation committee is also responsible for recommending to the full Board of Directors, the compensation of our CEO and determining and approving the compensation of other executive officers, as recommended by our CEO and Chief People Officer. At the beginning of each performance cycle, the compensation committee or the Board of Directors, as applicable, approves financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on performance, retain talent, create optimal stockholder value and mitigate material risk. These approvals include reviewing and setting performance goals under the STIP and Long-Term Incentive Program (“LTIP”), and reviewing and approving awards (including the terms and conditions of such awards) under the STIP and LTIP for all executive officers (other than the CEO).
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Role of Independent Members of the Board of Directors
Independent members of our Board assist in setting executive compensation by assessing the performance of the CEO, reviewing the compensation committee’s assessment of the CEO’s performance and approving the compensation of the CEO based on the recommendation of the compensation committee. During the temporary closure of the Company’s stores in response to the pandemic in the spring of 2020, the independent members of the Board also discussed and approved the temporary voluntary reductions in base salaries for the CEO and other executive officers until such time as it was determined to re-instate such salaries at their prior levels based on the Company’s performance once stores were safely re-opened in June.
Role of Management
In setting executive compensation for 2020, our CEO and our Chief People Officer worked closely with the compensation committee in managing the executive compensation program, along with gathering information for and attending meetings of the compensation committee. Our CEO made recommendations to the compensation committee regarding compensation for the executive officers (other than himself), including base salary amounts and equity compensation grants. Our CEO and CFO also provided input in discussions regarding the development of annual Company performance goals for which annual incentive payouts under our STIP and PSU awards under LTIP could be earned. Additionally, during this uniquely challenging year, our executive officers and the CEO worked closely with the independent members of the Board and kept them up to date with respect to executive officer voluntary salary reductions as Company stores were temporarily closed to the public and significant portion of employees were furloughed for the same time period.
Role of the Compensation Consultant
The compensation committee has engaged Meridian Compensation Partners, LLC (“Meridian”) to assist the Committee regarding various executive compensation matters and to serve as its independent compensation consulting firm. In connection with this appointment, in 2020 the compensation committee reviewed Meridian’s independence, including considering the factors specified in the NASDAQ listing standards and receiving confirmation by Meridian of its independent status. The compensation committee believes that Meridian is independent and that there is no conflict of interest between Meridian and the compensation committee. Meridian assists the compensation committee in reviewing the effectiveness and competitiveness of the Company’s executive compensation program, including an annual risk assessment of the program, and makes recommendations consistent with the Company’s pay philosophy, market trends, legal and regulatory considerations and the Company’s overall business needs. In addition to providing advice regarding executive compensation best practices, Meridian also provides market data as a background for recommendations regarding CEO and other executive base salary and annual and long-term incentives.
Use of Comparative Market Data
We aim to compensate our executive officers competitively. To gain a general understanding of current market compensation practices, our compensation committee reviewed the findings as presented in a market study conducted by Meridian in September 2019. The external market data reviewed included proxy data from the peer group companies described below and retail industry survey data. The peer group reflects a mix of industries that together represent our business and scope of operations (as measured by annual revenue, market capitalization and number of employees). At the time of the selection of the peer group, the Company was near the 43rd percentile of the peer group in revenue and 37th percentile in market capitalization. We believe it is appropriate for the peer group to reflect both the retail component as well as the health care aspects of our business. The data from the peer group below was reviewed in connection with compensation decisions for 2020. The peer group consisted of the following 15 companies:
Align Technology, Inc. At Home Group, Inc. Caleres, Inc. Columbia Sportswear Co. Dentsply Sirona Inc. Five Below, Inc. Floor & Decor Holdings, Inc. ICU Medical, Inc.
Merit Medical Systems, Inc.
Ollie’s Bargain Outlet Holdings, Inc.
Oxford Industries, Inc.
Surgery Partners Inc.
The Container Store Group, Inc.
The Cooper Companies, Inc.
West Pharmaceutical Services, Inc.

As more fully described below under “—Compensation Elements,” the compensation committee reviewed the compensation data provided by Meridian and set total compensation for our NEOs accordingly. The compensation committee did not
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target a specific percentile with respect to the peer group in determining our NEOs’ total compensation, nor did it establish a prescribed mix of pay for our executives.
Compensation Elements
Program Design. Our executive compensation program has three main components: (1) base salary; (2) annual cash incentive compensation (STIP); and (3) long-term incentive awards (LTIP). Each component is designed to be consistent with the Company’s compensation philosophy.
Each element of the compensation program complements the others and, together, these elements are intended to achieve the compensation committee’s principal compensation objectives. When decisions about compensation for an executive officer are made, the impact on the total value of all these elements of compensation for the individual is considered. For executives, the compensation committee reviews competitive market data and establishes target total direct compensation opportunities (i.e., salary, annual incentive and annual long-term incentive targets) based on the following factors: corporate performance, competitive market data and the circumstances surrounding the executive’s initial hiring or promotion to a position with increased responsibilities.
Base Salary
We believe it is important to provide a competitive fixed level of pay to attract and retain talented and experienced executives capable of driving the Company’s business strategy. In determining the amount of base salary that each NEO receives, we look to the executive’s current compensation, time in position, any change in the executive’s position or responsibilities (including complexity and scope), and the relation of his or her position to those of other executives within the Company and in similar positions at peer companies. Base salaries are reviewed annually or at other times when appropriate and may be increased from time to time pursuant to such review. Base salary increases were approved for 2020 as outlined below.
Named Executive Officer	2019 Base Salary	Percentage Increase	2020 Base Salary	Original Effective Date for Base Salary Increase	Actual Effective Date for Base Salary Increase
L. Reade Fahs	$927,000	3.0%	$955,000	April 2020	July 2020
Patrick R. Moore	$450,000	11.1%	$500,000	April 2020	July 2020
Bill Clark	$320,000	9.3%	$350,000	April 2020	July 2020
Jared Brandman	$300,000	14.2%	$350,000	—	January 2020
Joan Blackwood	$320,000	—	$320,000	—	—
As reflected in the table above, in December 2019, the compensation committee approved an adjustment to the base salary of Mr. Brandman from $300,000 to $350,000 effective January 2020 to reflect his role change to General Counsel and Corporate Secretary earlier in 2019. The compensation committee also approved a salary of $320,000 for Ms. Blackwood when she joined the Company in December 2019. In February 2020, the compensation committee approved adjustments to the base salaries of Messrs. Fahs, Moore and Clark, which were intended to be effective in April 2020.
However, on March 25, 2020, in light of the unprecedented impact of COVID-19 and the Company’s temporary closure of its stores to the public, the independent members of the Board also discussed and approved the voluntary reduction in base salaries for the NEOs by 30% and a reduction in the base salary for the CEO to $1. Upon the reopening of the Company’s stores, our executive officers returned to full pay in June 2020 and the previously approved salary increases became effective on July 5, 2020. Eligible associates who were impacted with a salary reduction or delayed salary increase due to the pandemic in spring 2020 also received salary increases effective in July 2020.
Annual Cash Incentive Program—Short Term Incentive Plan (STIP)
In fiscal year 2020, our executives participated in the STIP, which is an annual cash incentive program. The primary purpose of the STIP is to focus management on key measures that drive financial performance and to provide competitive bonus opportunities tied to the achievement of our annual financial and strategic growth objectives.
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We believe that tying NEO bonuses to Company performance goals encourages collaboration across the executive leadership team. For fiscal 2020, STIP awards were based on achievement of a STIP Adjusted EBITDA goal (with Adjusted EBITDA as defined on Appendix A plus STIP expense and change in the margin on unearned revenue). In addition, beginning with the STIP and LTIP awards granted in fiscal 2020, the Company updated its definition of certain non-GAAP measures, including Adjusted EBITDA. Adjusted EBITDA no longer excludes new store pre-opening expenses and non-cash rent. The compensation committee has reserved the ability to adjust the actual Adjusted EBITDA results to exclude the effects of unplanned or unusual items (whether favorable or unfavorable).
The compensation committee approved the STIP design, targets and Adjusted EBITDA goal in February 2020 as part of the annual compensation setting process. Each NEO’s target annual bonus under the STIP is expressed as a percentage of base salary with the targets ranging from 50% to 100% for 2020. Actual STIP awards were calculated by multiplying each NEO’s base salary by his or her payout percentage. For 2020, the STIP included threshold, target, and maximum levels of performance and corresponding payouts. Awards could be earned at more or less than target based on the pre-established scale set forth in the following table:
	STIP Adjusted EBITDA(1) ($million)	Payout (% of Target)
Maximum	$255.7	200%
Target	$234.6	100%
Threshold	$211.1	50%
Actual	$230.5	91.22%

(1)
See Appendix A to this proxy statement for an explanation of STIP Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure

For performance percentages between the specified threshold, target, and maximum levels, payouts were interpolated on a straight-line basis.
For fiscal 2020, the Company’s STIP Adjusted EBITDA achieved was $230.5 million, resulting in a formulaic payout percentage of 91.22%.
Pursuant to the STIP, the compensation committee has the ability to exercise positive or negative discretion and award a greater or lesser amount to our NEOs than the amount determined by the scale above if it determines that circumstances so warrant. The committee took into account the Company’s performance during an unprecedented and challenging year, especially the strong performance following the temporary store closures which were reflected in third quarter and fourth quarter 2020 results. As part of those considerations, the compensation committee used discretion to increase the incentive payout of STIP for executive officers by 8.78% to equal payment at 100% of STIP target. A discretionary bonus to provide a target STIP payout was also made to all eligible non-executive officer associates.
The NEOs earned STIP awards for fiscal 2020 as follows, which are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” later in this proxy statement. The discretionary bonus payments are outlined in the STIP awards table below and are included in the “Bonus” column of the “Summary Compensation Table” later in this proxy statement.
Named Executive Officer	2020 Base Salary as of July 5, 2020	Target STIP (as a Percentage of Base Salary)	Achievement Factor as a Percentage of Base Salary	Discretionary Bonus (as a Percentage of Base Salary)(1)	Final STIP Payout (as a percentage of Base Salary)	Final STIP Payout Amount
L. Reade Fahs	$955,000	100%	91.22%	8.78%	100%	$955,000
Patrick R. Moore	$500,000	65%	59.29%	5.71%	65%	$325,000
Bill Clark	$350,000	50%	45.61%	4.39%	50%	$175,000
Jared Brandman	$350,000	50%	45.61%	4.39%	50%	$175,000
Joan Blackwood	$320,000	50%	45.61%	4.39%	50%	$160,000

(1)
The discretionary bonus noted above is disclosed in the Bonus column of the Summary Compensation Table.

Long-Term Incentive Program
In connection with our IPO, our Board of Directors adopted, and our stockholders approved, the National Vision Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Omnibus Plan”). The 2017 Omnibus Plan replaced the 2014
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Stock Incentive Plan for Key Employees of Nautilus Parent, Inc. and its Subsidiaries (the “2014 Stock Plan,” and together with the 2017 Omnibus Plan, the “Equity Incentive Plans”). The purpose of our 2017 Omnibus Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to the Company’s long-term success and aligning their interests with those of our stockholders.
2020 LTIP Awards
In February 2020, following an evaluation, with the assistance of Meridian, of the equity-based incentives for our executive officers, the compensation committee adopted a new long-term incentive program (“LTIP”). As part of our normal annual compensation cycle, all of our NEOs were granted the following awards under the 2017 Omnibus Plan: (1) time-vesting stock options (representing 25% of the total target value of fiscal 2020 LTIP awards for each NEO), (2) performance-vesting restricted stock units (“PSUs”) (representing 50% of the total target value of fiscal 2020 LTIP awards for each NEO), and (3) time-vesting restricted stock units (“RSUs”) (representing the remaining 25% of the total target value of fiscal 2020 LTIP awards for each NEO).
The following table reflects the target grant value and division of stock options, PSUs and RSUs granted to each NEO in February 2020.
Named Executive Officer	Target Grant Value ($)	Time-Vesting Stock Options (#)	Performance-Vesting Restricted Stock Units (PSUs) (#)	Time-Vesting Restricted Stock Units (RSUs) (#)
L. Reade Fahs	$2,250,000	41,089	32,310	16,155
Patrick R. Moore	$1,000,000	18,262	14,360	7,180
Bill Clark	$320,000	5,844	4,596	2,298
Jared Brandman	$250,000	4,566	3,590	1,795
Joan Blackwood	$250,000	4,566	3,590	1,795
2020 Stock Option Awards. The options granted in fiscal 2020 vest in three equal annual installments, with one-third of the total number of shares underlying the options vesting on each of the first, second, and third anniversaries of February 28, 2020, subject to the executive’s continued employment through the applicable vesting date.
2020 PSU Awards. PSU awards are earned over a three-year performance period and are conditioned on the Company’s achievement of certain Adjusted EBITDA growth targets, as set forth in the PSU award agreement. Vesting is based on an achievement factor which, in each case, ranges from a 50% payout for threshold performance, 100% for target performance, and 200% for maximum performance. To the extent that performance falls between the applicable threshold, target or maximum levels, payouts will be determined using linear interpolation. PSU performance goals and the target awards for our executive officers are established each February, shortly after the beginning of the fiscal year. The PSU awards granted in fiscal 2020 will be settled after the end of the respective three-year performance period, which began on the first day of our 2020 fiscal year and ends on the last day of our 2022 fiscal year. Beginning with the STIP and LTIP awards granted in fiscal 2020, the Company has updated its definition of Adjusted EBITDA, which will no longer exclude new store pre-opening expenses and non-cash rent. As a note, the 2019 PSUs remain subject to the prior definition of Adjusted EBITDA. These definitions are set forth in Appendix A to this proxy statement.
2020 RSU Awards. The RSUs granted in fiscal 2020 vest in three equal annual installments, with one-third of the total number of shares underlying the RSUs vesting on each of the first, second, and third anniversaries of February 28, 2020, subject to the executive’s continued employment through the applicable vesting period.
Management Stockholder’s Agreement
Each of our NEOs, other than Mr. Clark and Ms. Blackwood, is party to a Management Stockholder’s Agreement with the Company. The Management Stockholder’s Agreement, along with an applicable option agreement, generally govern each such NEO’s rights with respect to shares of common stock of the Company held by such NEO prior to our IPO, including such NEO’s stock option awards and contain certain rights and obligations of the parties thereto. The pre-IPO options are subject to certain put and call rights pursuant to the Management Stockholder’s Agreement.
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Changes for 2021 STIP and LTIP Awards
For fiscal 2021, the compensation committee has approved new performance metrics for the STIP and LTIP awards under the 2017 Omnibus Plan. The 2021 STIP awards are based off Adjusted Operating Income instead of Adjusted EBITDA, which was the metric used in prior years. We moved to Adjusted Operating Income for the STIP following the introduction of this non-GAAP measure in our Fiscal 2020 Outlook, as it reflects our profits, excluding interest and taxes, is a common profitability measure for companies, and injects heightened accountability for sound investment decisions and returns on those investments by our executives. Adjusted Operating Income under the STIP is defined as net income (loss), plus interest expense and income tax provision (benefit), further adjusted to exclude stock compensation expense, loss on extinguishment of debt, asset impairment, litigation settlement, secondary offering expenses, management realignment expenses, long-term incentive plan expenses, amortization of acquisition intangibles, and other expenses.
The LTIP awards granted in 2021 include the same vehicle mix as in 2020 of 25% time-based stock options, 50% PSUs and the remaining 25% in time-based RSUs. For fiscal 2021, the compensation committee approved new performance metrics for the PSUs. The 2021 PSUs will be based off two performance growth measures, Adjusted Operating Income and return on invested capital (ROIC), which will be weighted, 75% and 25%, respectively, for the three year performance period. As described above, Adjusted Operating Income is a common profitability measure. ROIC is a standard measure of a company’s ability to produce profitable return on all aspects of investment necessary to generate those returns and is a key measure for investor assessment of company performance.
The compensation committee took into account feedback from stockholders and the evolution of our public reporting and fiscal outlook measures in transitioning to these new performance metrics for our 2021 awards.
Perquisites and Other Benefits
The benefits and perquisites provided to our NEOs are not a material part of executive compensation and are largely limited to those offered to our employees generally, or that we have otherwise determined are necessary or appropriate to attract and retain talented executives. Our NEOs are eligible for specified benefits, such as group health, dental, disability and life insurance. These benefits are intended to provide competitive and adequate protection in case of sickness and the NEOs participate in these plans on the same basis as all other employees.
We provide specified perquisites to our NEOs when appropriate, including relocation as required. We also provide our executives, including our NEOs, with additional basic life insurance coverage and supplemental long-term disability and accidental death insurance. In addition, we provide our CEO with tax accounting services and a Young Presidents’ Organization (“YPO”) membership. The value of these perquisites and other personal benefits are reflected in the “All Other Compensation” column to the “Summary Compensation Table” and the accompanying footnotes below.
401(k) Savings Plan. Our eligible U.S. employees, including our NEOs, participate in the National Vision, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”). Eligible employees are eligible to enroll in the 401(k) Plan during the first month following three months of service with the Company. Under the 401(k) Plan, we match 50% of the first 3% of a participant’s contributions. The Company’s matching contributions vest pro rata over each of the following four years of employment with the Company.
Associate Stock Purchase Plan. We have maintained an Associate Stock Purchase Plan (the “ASPP”) since 2018. The ASPP provides all our eligible U.S. employees, including our NEOs, the opportunity to purchase up to $25,000 in our common stock annually at a 10% discount to the market price of our stock.
Severance Benefits
The Company provides severance benefits to its executives in order to offer competitive total compensation packages and to be competitive in the Company’s executive attraction and retention efforts. On December 11, 2018, the Board of Directors adopted and approved the National Vision Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”), which replaced our prior severance plan. The Executive Severance Plan provides for severance payments and benefits to eligible executives, including our NEOs, upon a termination of employment by the Company without cause or by the executive for good reason (each as defined in the Executive Severance Plan), in each case, subject to the (i) executive’s execution and non-revocation of a release of claims in favor of the Company and (ii) continued compliance with the executive’s confidentiality, non-interference and invention assignment obligations to the Company. See “Potential Payments upon Termination or Change in Control,” which describes the payments to which each of the NEOs may be entitled under the Executive Severance Plan.
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Restrictive Covenants
In addition, our NEOs have agreed to specified restrictive covenants, including confidentiality and non-disparagement covenants and covenants related to non-competition and non-solicitation of our employees, consultants and independent contractors at all times during the NEO’s employment, and for specific periods following the termination of employment for any reason. The post-employment restricted time periods are as follows: Mr. Fahs for twenty-four months after termination; Messrs. Moore and Brandman for eighteen months after termination; and Messrs. Clark and Ms. Blackwood for twelve months after termination.
Stock Ownership Guidelines
Our Board of Directors adopted stock ownership guidelines (the “Guidelines”) applicable to our executive officers. These Guidelines align the interests of our management and directors with those of our stockholders. Such executive officers will be required to hold a specific level of equity ownership, as a multiple of annual base salary or annual cash retainer, as applicable, as follows:
•
Chief Executive Officer: 6x annual base salary.

•
Other Executive Officers: 3x annual base salary.

There is no required time period within which an executive officer must attain the applicable stock ownership level under the Guidelines. However, until the applicable ownership level is achieved, executive officers must retain 50% of vested shares net of stock option exercise and tax withholding.
Shares that count toward these ownership guidelines include shares owned outright, shares held in the Company’s 401(k) or other retirement plan, shares of time-based restricted stock (whether vested or unvested) and vested stock options issued prior to the Company’s IPO. The retention requirement applies to all prior and future grants. As of the January 2, 2021, Messrs. Fahs, Moore and Brandman have met or exceeded their current ownership requirements and the remaining executive officers are subject to the restrictions in the guidelines until their ownership requirements are met.
Hedging and Pledging Policies
Our NEOs are subject to our hedging and pledging policies as outlined in the Company’s Securities Trading Policy described on page 20.
Compensation Risk Assessment
The compensation committee, with the assistance of Meridian, reviewed our incentive programs to assess whether the programs encourage inappropriate risk-taking. Based on its review, the compensation committee concluded that risks arising from the company’s compensation plans, programs and policies, considered as a whole, including applicable risk-mitigation features, are not reasonably likely to have a material adverse effect on the company.
Tax and Accounting Considerations
We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs so that our programs meet regulatory requirements and efficiently deliver compensation. While these factors may impact plan designs, ultimately, decisions reflect the pay strategy of the Company and the intent of our programs.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows tax deductions to publicly-held companies for individual compensation over $1 million paid to certain executive officers in a taxable year. Historically, compensation above $1 million could be deducted if it was considered “performance-based compensation” within the meaning of the Code, but as a result of tax legislation enacted at the end of 2017, this exemption is no longer available. The Company may award compensation that is not exempt from the deduction limits of 162(m).
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Compensation Committee Report
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussion with management, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended January 2, 2021 filed with the Securities and Exchange Commission.
Compensation Committee
Thomas V. Taylor, Jr., Chair
Heather Cianfrocco
Randy Peeler
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Compensation Tables
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for services rendered in all capacities for the fiscal years ended January 2, 2021, December 28, 2019 and December 29, 2018.
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
L. Reade Fahs Chief Executive Officer	2020	743,827	83,849	1,687,551	562,508	871,151	—	27,442	3,976,328
	2019	919,211	—	1,125,024	1,125,001	1,281,776	—	36,815	4,487,827
	2018	900,000	—	—	—	688,635	—	14,035	1,602,670
Patrick R. Moore Senior Vice President and Chief Financial Officer	2020	447,115	28,550	750,023	250,007	296,450	—	7,287	1,779,432
	2019	444,231	—	600,031	300,014	371,669	—	8,153	1,724,098
	2018	421,923	—	—	—	161,418	—	7,404	590,745
Bill Clark(1) Senior Vice President, Chief People Officer	2020	315,385	15,365	240,049	80,004	159,635	—	7,375	817,813
	2019	171,077	50,000	550,027	250,005	119,278	—	162,646	1,303,033

Jared Brandman(1) Senior Vice President, General Counsel and Secretary	2020	328,462	15,365	187,506	62,509	159,635	—	6,809	760,286
	2019	298,915	—	425,031	125,008	208,409	—	5,550	1,062,913

Joan Blackwood(1) Chief Marketing Officer	2020	302,769	14,048	187,506	62,509	145,952	—	35,074	747,858

(1)
Mr. Clark joined the Company in June 2019, Mr. Brandman was appointed as an executive officer at the Company effective February 2019, and Ms. Blackwood joined the Company in December 2019.

(2)
The Salary column reflects salaries paid in the years indicated to each of the NEOs. In 2020, each of our NEOs, other than the CEO, reduced their base salaries by 30% from March 29, 2020 until June 7, 2020 due to the pandemic-related temporary store closures. Our CEO reduced his base salary by nearly 100% cutting it to $1 from March 29, 2020 until June 14, 2020. Salary increases, if any, for each year are generally approved in February and effective in April of that year or in connection with a NEO’s promotion. In 2020, all salary increases approved in February were delayed until July 5, 2020.

(3)
The Bonus column reflects the discretionary bonus amount approved by the compensation committee in connection with its approval of the 2020 STIP Award that brought the total annual bonus amount for each NEO to be paid out at the 2020 Target STIP amount. See the “Annual Cash Incentive Program” in the Compensation Discussion and Analysis section above for further information. The 2019 amount for Mr. Clark represents his cash sign-on bonuses.

(4)
The values in the Stock Awards column represent the aggregate grant date fair value for the stock awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. These awards include PSUs, RSUs, one-time 2019 special retention RSU awards and 2019 sign-on awards of PSUs and RSUs. Awards with performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award. Information about the assumptions used to value these awards can be found in Note 5 “Stock Incentive Plans” in our 2020 Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on Company performance and the change in our stock price over time.

For PSU awards granted in February 2020 to Messrs. Fahs, Moore, Clark, Brandman and Ms. Blackwood, the maximum shares payable and the grant date value assuming maximum performance are 64,620 or $2,250,068; 28,720 or $1,000,030; 9,192 or $320,065; 7,180 or $250,008; and 7,180 or $250,008, respectively.
(5)
The values in the Option Awards column represent the aggregate grant date fair value for the option awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 5 “Stock Incentive Plans” in our 2020 Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on the change in our stock price over time.

(6)
The Non-Equity Incentive Plan Compensation column reflects the cash bonus awarded under the STIP for the applicable year. The Company pays these amounts, if any, in the month of March following the year in which they are earned. The cash bonuses under the 2020 STIP were earned at 91.22% of target. Additional explanation of the non-equity incentive plan compensation for each NEO appears in “Annual Cash Incentive Program” in the Compensation Discussion and Analysis section above and below in the footnotes to the 2020 Grants of Plan-Based Awards table.

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(7)
All Other Compensation for 2020 included:

NEO	Employer 401(k) Matching Contributions ($)(a)	Life Insurance Premiums ($)(b)	Disability and AD&D Insurance Premiums ($)(c)	Other ($)(d)	Total ($)
L. Reade Fahs	11,157	648	3,237	12,400	27,442
Patrick R. Moore	5,798	648	841	—	7,287
Bill Clark	5,874	659	841	—	7,375
Jared Brandman	4,116	659	2,035	—	6,809
Joan Blackwood	2,585	548	2,299	29,642	35,074

(a)
Our 401(k) Plan provides for a 50% matching contribution on the first 3% of participants’ pre-tax contributions up to IRS limits.

(b)
Each of our NEOs is entitled to basic life insurance coverage of up to two times base salary up to $500,000.

(c)
Each of our NEOs is entitled to supplemental long-term disability and accidental death insurance coverage. The total benefit maximum of both the basic and supplemental disability insurance coverage is $10,000 per month, and the maximum accidental death benefit is up to the lesser of two times base salary or $500,000.

(d)
This column reflects $4,000 for YPO membership and $8,400 for reasonable cost of tax accounting services for Mr. Fahs, and fees paid for Ms. Blackwood’s taxable relocation expenses.

2020 Grants of Plan-Based Awards
The following table sets forth information concerning NEO grants of plan-based awards during the fiscal year ended January 2, 2021.
NEO	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Stock Units (#)(3)	All Other Option Award: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Award ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
L. Reade Fahs		477,500	955,000	1,910,000
	2/28/2020				16,155	32,310	64,620				1,125,034
	2/28/2020							16,155			562,517
	2/28/2020								41,089	34.82	562,508
Patrick R. Moore		162,500	325,000	650,000
	2/28/2020				7,180	14,360	28,720				500,515
	2/28/2020							7,180			250,008
	2/28/2020								18,262	34.82	250,007
Bill Clark		87,500	175,000	350,000
	2/28/2020				2,298	4,596	9,192				160,033
	2/28/2020							2,298			80,016
	2/28/2020								5,844	34.82	80,004
Jared Brandman		87,500	175,000	350,000
	2/28/2020				1,795	3,590	7,180				125,004
	2/28/2020							1,795			62,502
	2/28/2020								4,566	34.82	62,509
Joan Blackwood		80,000	160,000	320,000
	2/28/2020				1,795	3,590	7,180				125,004
	2/28/2020							1,795			62,502
	2/28/2020								4,566	34.82	62,509

(1)
Reflects the possible payouts of cash incentive compensation under the STIP. See “Annual Cash Incentive Program” in the Compensation Discussion and Analysis section above for a description of the STIP. Potential payouts under the STIP were based on performance in 2020 and resulted in a payout percentage of 91.22%. The actual amounts paid are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(2)
Reflects the number of PSUs granted in 2020 to the NEOs under the LTIP. The target number of shares in the table for the PSUs reflects the number of shares that will be awarded if, for the PSUs granted in February 2020, the three-year total performance

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EXECUTIVE COMPENSATION
conditions are met at the target level. Actual shares, if any, will be awarded in February 2023 and may range from 50% to 200% of the target. See “2020 PSU Awards” in the Compensation Discussion and Analysis section above for additional information on the PSUs. For PSU awards granted in February 2020 to Messrs. Fahs, Moore, Clark, the grant date value of the PSUs assuming minimum, or target, or maximum performance are $562,515 or, $1,125,035, or $2,250,068; $250,008, or $500,015, or $1,000,030; $80,016, or $160,033, or $320,065 respectively. The grant date value of the PSUs assuming minimum, or target, or maximum performance for Mr. Brandman and Ms. Blackwood are $62,502, or $125,004, or $250,008.
(3)
Reflects the number of time-based RSUs granted to NEOs under the LTIP. The RSUs generally vest over a three-year period, with one-third of the total number of shares underlying the RSUs vesting on each of the first, second and third anniversaries of the February 28, 2020 grant date, subject to the executive’s continued employment through the applicable vesting date.

(4)
Reflects the number of stock options granted in 2020. See “2020 Option Awards” in the Compensation Discussion and Analysis section above for additional information on the 2020 stock option awards.

(5)
Reflects the grant date fair value of awards of PSUs, RSUs, and stock options granted to each of the NEOs in 2020 under FASB ASC Topic 18. The grant date fair values are calculated, using the NASDAQ closing price of our common stock on the date of grant for PSUs and RSUs and the Black-Scholes option pricing model for stock options. The grant date fair value of the PSUs, which have performance conditions, are computed based on the probable outcome of the performance condition as of the grant date for the award.

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Outstanding Equity Awards at 2020 Fiscal Year End
The following table sets forth information regarding outstanding equity awards held by our NEOs as of January 2, 2021.
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
L. Reade Fahs	3/13/2014	976,470			4.27	9/16/2024
	3/1/2019	26,371	52,743		35.19	3/1/2029
	3/1/2019								31,970	1,447,921
	2/28/2020		41,089		34.82	2/28/2030
	2/28/2020								32,310	1,463,320
	2/28/2020						16,155	731,660
Patrick R. Moore	9/16/2014	21,360			7.25	9/16/2024
	9/16/2014	64,080			4.27	9/16/2024
	10/25/2017	92,443			22.00	10/25/2027
	3/1/2019	7,032	14,066		35.19	3/1/2029
	3/1/2019								8,526	386,143
	11/18/2019						10,977	497,148
	2/28/2020		18,262		34.82	2/28/2030
	2/28/2020								14,360	650,364
	2/28/2020						7,180	325,182
Bill Clark	6/11/2019	7,876	15,754		28.48	6/11/2029
	6/11/2019								8,779	397,601
	11/18/2019						10,977	497,148
	2/28/2020	0	5,844		34.82	2/28/2030			4,596	208,153
	2/28/2020						2,298	104,076
Jared Brandman	8/14/2017	53,236	16,274		15.74	8/14/2027
	3/1/2019	2,930	5,861		35.19	3/1/2029
	3/1/2019								3,553	160,915
	11/18/2019						10,977	497,148
	2/28/2020	0	4,566		34.82	2/28/2030	1,795	81,296
	2/28/2020								3,590	162,591
Joan Blackwood	12/9/2019						5,487	248,506
	2/28/2020						1,795	81,296
	2/28/2020								3,590	162,591
	2/28/2020	0	4,566		34.82	2/28/2030

(1)
The numbers in this column represent unvested outstanding time-based options. The pre-IPO options granted to Mr. Brandman vest as to 20% of the shares subject to such option on each anniversary of the grant date, subject to continued employment through the applicable vesting date. The time-based options granted to NEOs in 2019 and 2020 will vest in three substantially equal installments on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date. Vesting of time-based options will be accelerated upon a change in control that occurs while the executive is still employed by us, as described under “Potential Payments upon Termination or Change in Control” below.

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EXECUTIVE COMPENSATION
(2)
The expiration date shown is the normal expiration date occurring on the tenth anniversary of the grant date. Options may terminate earlier in certain circumstances, such as in connection with a NEO’s termination of employment or in connection with certain corporate transactions, including a change in control of the Company.

(3)
The numbers in this column represent unvested outstanding time-based RSUs. The RSUs granted in 2019 will vest in three installments over four years, one-half on the second anniversary of the grant date and one-quarter on each of the third and fourth anniversaries of the grant date, subject to continued employment through the applicable vesting date. The RSUs granted in 2020 will vest in three annual installments on the anniversary date of the grant. Ms. Blackwood’s special sign-on 2019 RSUs vest in three annual installments on the anniversary date of the grant.

(4)
The market value is based on the NASDAQ closing price on December 31, 2020.

(5)
The numbers in this column represent unvested outstanding PSUs. The PSUs granted in 2019 and 2020 will vest on the third anniversary of the grant date based on the Company’s achievement of certain Adjusted EBITDA growth targets, as set forth in each of the 2019 and 2020 PSU award agreement. The actual value of the PSUs that become vested based on the performance measure (Adjusted EBITDA growth) is based on an achievement factor which, in each case, ranges from a 50% payout for threshold performance, to 100% for target performance, to 200% for maximum performance. To the extent that performance falls between the applicable threshold, target or maximum levels, payouts will be determined using linear interpolation. Mr. Clark also received a special sign-on equity award when he joined the Company.

2020 Option Exercises and Stock Vested
The following table provides information regarding options exercised by and stock vested for the NEOs during the fiscal year ended January 2, 2021.
Name	Option Awards		Restricted Stock Units
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
L. Reade Fahs	—	—	—	—
Patrick R. Moore	58,161	2,495,113	—	—
Bill Clark	—	—	—	—
Jared Brandman	—	—	—	—
Joan Blackwood	—	—	2,743	127,165

(1)
Represents the difference between the fair market value of the shares acquired on the exercise date and the exercise price of the options, multiplied by the number of options exercised.

(2)
Represents the fair market value of the RSUs on the vesting date.

2020 Pension Benefits
We have no defined benefit pension plans for our executive officers.
2020 Non-Qualified Deferred Compensation
We have no non-qualified defined contribution or other non-qualified deferred compensation plans for our executive officers.
Potential Payments upon Termination or Change in Control
The following section describes the payments and benefits that may become payable to the NEOs in connection with their termination of employment and/or a change in control. All such payments and benefits will be paid or provided by us or National Vision, Inc.
Executive Severance Plan
The Executive Severance Plan provides for severance payments and benefits to eligible employees, including our NEOs, upon a termination of employment by the Company without cause or by the executive for good reason (each as defined in the Executive Severance Plan, and each of which we refer to as a Qualifying Termination). In the event of a Qualifying Termination of employment, the Executive Severance Plan provides, in addition to certain accrued obligations, for the following payments and benefits:
•
A lump-sum pro-rata bonus for the year of termination of employment, based on actual performance;

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EXECUTIVE COMPENSATION
•
An amount equal to the sum of the executive’s (x) annual base salary and (y) bonus based on target performance, which we refer to collectively as the cash severance amount, times the multiplier applicable to such executive, which is 2.0 for Mr. Fahs, 1.5 for Messrs. Moore and Brandman, and 1.0 for Mr. Clark and Ms. Blackwood, payable over a period of 24 months for Mr. Fahs, 18 months for Messrs. Moore and Brandman, and 12 months for Mr. Clark and Ms. Blackwood; and

•
Continued health insurance coverage at substantially the same level as provided immediately prior to the termination of employment, at the same cost as generally provided to our similarly situated active employees, which we refer to as the welfare benefit, for a period of 24 months for Mr. Fahs, 18 months for Messrs. Moore and Brandman, and 12 months for Mr. Clark and Ms. Blackwood.

In addition, upon a Qualifying Termination that occurs within the two-year period following a change in control (as defined in the Executive Severance Plan), the Executive Severance Plan provides, in addition to certain accrued obligations, for the following payments and benefits:
•
A lump-sum pro-rata bonus for the year of termination of employment, based on target performance;

•
The cash severance amount, times the multiplier applicable to such executive, which is 2.5 for Mr. Fahs, 2.0 for Messrs. Moore and Brandman, and 1.5 for Mr. Clark and Ms. Blackwood, payable in a lump sum within 60 days following the covered termination;

•
The welfare benefit for a period of 30 months for Mr. Fahs, 24 months for Messrs. Moore and Brandman, and 18 months for Mr. Clark and Ms. Blackwood; and

•
Payment of, or reimbursement for, up to $20,000 in outplacement services within the six-month period following termination of employment.

Any outstanding awards granted to NEOs under the Company’s equity plans will vest in accordance with the terms of the respective Equity Plan and the applicable award agreement, as detailed further below.
Payments and benefits under the Executive Severance Plan are subject to (i) the executive’s execution and non-revocation of a release of claims in favor of the Company and (ii) continued compliance with the executive’s confidentiality, non-interference and invention assignment obligations to the Company.
2019 and 2020 Options
Effect of Change in Control on Vesting. Upon a Qualifying Termination within the two-year period following a change in control (as defined in the 2017 Omnibus Plan), unvested time-based options would become immediately vested and exercisable. Vested and exercisable options will remain exercisable until the earlier of 90 days from the termination date or the expiration of the option period, as defined in the grant agreement.
Effect of Death or Disability on Vesting. Upon a termination of a NEO’s employment with the Company by reason of death or disability, unvested time-based options will become vested and exercisable. Vested and exercisable options will remain exercisable until the earlier of one year from the termination date or the expiration of the option period, as defined in the grant agreement.
Effect of Qualifying Termination or Retirement on Vesting. Upon a termination of a NEO’s employment with the Company without cause or by the executive for good reason (as defined in the 2017 Plan), a pro rata portion of the options that would have vested on the next vesting date following the termination date would become immediately vested and exercisable. Vested and exercisable options will remain exercisable until the earlier of 90 days from the termination date or the expiration of the option period, as defined in the grant agreement.
Effect of Other Terminations of Employment. Except as set forth above with respect to the effect of death, disability, retirement or a Qualifying Termination on vesting of time-based options, unvested options will not become vested and exercisable following termination of employment with us for any reason and any option that is unvested as of the date of termination of employment will immediately expire. Vested and exercisable options will remain exercisable until the earlier of 90 days from the termination date or the expiration of the option period, as defined in the grant agreement.
Performance Stock Units
Effect of Change in Control on Vesting. Upon a change in control (as defined in the 2017 Omnibus Plan), unvested PSUs will be converted into time-based restricted stock equal to the greater of the target number of PSUs or the number of PSUs that would have been earned based on the actual performance as of the date of the change in
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EXECUTIVE COMPENSATION
control. If a successor does not assume, convert, or replace the award in connection with the change in control, or upon a Qualifying Termination within the two-year period following a change in control, the converted award would become fully vested.
Effect of Death or Disability on Vesting. Upon a termination of a NEO’s employment with the Company by reason of death or disability, the outstanding and unvested PSUs would become vested assuming a payout at 100% of the target award.
Effect of Qualifying Termination on Vesting. Upon a Qualifying Termination of a NEO’s employment with the Company without cause or by the executive for good reason (as defined in the 2017 Omnibus Plan), subject to compliance with applicable restrictive covenants during the performance period, a pro rata portion of the PSUs will remain outstanding and eligible to vest based on actual performance on the last day of the performance period.
Effect of Retirement on Vesting: Upon retirement of a NEO, unvested PSUs will not become vested and any PSU that is unvested as of the date of termination of employment or retirement will immediately be forfeited.
Effect of Other Terminations of Employment. Except as set forth above with respect to the effect of death or disability on vesting of PSUs, unvested PSUs will not become vested following termination of employment with us for any reason, and any PSU that is unvested as of the date of termination of employment will immediately be forfeited.
Restricted Stock Units
Effect of Change in Control on Vesting. Upon a Qualifying Termination within the two-year period following a change in control (as defined in the 2017 Omnibus Plan), unvested time-based RSUs would become vested.
Effect of Death or Disability on Vesting. Upon a termination of a NEO’s employment with the Company by reason of death or disability, unvested time-based RSUs would become vested.
Effect of Qualifying Termination on Vesting. Upon a Qualifying Termination of a NEO’s employment with the Company without cause or by the executive for good reason (as defined in the 2017 Omnibus Plan), a pro rata portion of the RSUs that would have vested on the next vesting date following the termination date would become vested.
Effect of Other Terminations of Employment. Except as set forth above with respect to the effect of death, disability, or a Qualifying Termination on vesting of time-based RSUs, unvested RSUs will not become vested following termination of employment with us for any reason and any RSU that is unvested as of the date of termination of employment will immediately be forfeited.
Quantification of Payments upon Termination or Change in Control
The following table lists the payments and benefits that would have been triggered for each of our NEOs under the circumstances described below assuming that the applicable triggering event occurred on January 2, 2021. Consistent with SEC requirements, these estimated amounts have been calculated as if the NEO’s employment had been terminated as of January 2, 2021, the last day of fiscal 2020, and using the closing market price of our common stock on December 31, 2020, the last trading day in fiscal 2020 ($45.29 per share). For purposes of this section, we have assumed that (1) we do not exercise any discretion to accelerate the vesting of outstanding options in connection with a change in control, and (2) the value of any stock options that may be accelerated is equal to the full value of such awards (i.e., the full “spread” value for stock options as of January 2, 2021).
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EXECUTIVE COMPENSATION
NEO	Severance Benefit ($)(1)	Continuation of Health Benefits ($)(2)	Stock Options ($)(3)	Performance Stock Units ($)(4)	Restricted Stock Units ($)(5)
L. Reade Fahs Qualifying Termination of Employment Change in Control Termination Upon Death or Disability
	3,820,000	2,351	346,153		206,468
	4,795,000	2,939	962,906	1,531,662	731,660
			962,906	2,911,241	731,660
Patrick R. Moore Qualifying Termination of Employment Change in Control Termination Upon Death or Disability
	1,237,500		113,896		371,627
	1,670,000		333,270	487,750	822,331
			333,270	1,036,507	822,331
Bill Clark Qualifying Termination of Employment Change in Control Termination Upon Death or Disability
	525,000	34,308	91,998		309,245
	807,500	45,744	326,011	316,385	601,225
			326,011	605,754	601,225
Jared Brandman Qualifying Termination of Employment Change in Control Termination Upon Death or Disability
	787,500	22,872	131,348		302,804
	1,070,000	34,308	587,889	170,211	578,444
			587,889	323,506	578,444
Joan Blackwood Qualifying Termination of Employment Change in Control Termination Upon Death or Disability
	480,000	22,872	13,490		31,431
	740,000	34,308	47,806	49,552	329,802
			47,806	162,591	329,802

(1)
Amounts reported for Messrs. Fahs, Moore, Brandman and Clark and Ms. Blackwood represent (i) upon a Qualifying Termination of employment (A) a lump-sum pro-rata bonus for the year of termination, based on actual performance and (B) the cash severance amount, times the multiplier applicable to such executive (2.0 for Mr. Fahs; 1.5 for Messrs. Moore and Brandman; 1.0 for Mr. Clark and Ms. Blackwood), payable over 24 months (Mr. Fahs), 18 months (Messrs. Moore and Brandman) and 12 months (Mr. Clark and Ms. Blackwood) and (ii) upon a Qualifying Termination of employment in the two-year period following a change in control (A) a lump-sum pro-rata bonus for the year of termination, based on target performance, (B) the cash severance amount, times the multiplier applicable to such executive (2.5 for Mr. Fahs; 2.0 for Messrs. Moore and Brandman; 1.5 for Mr. Clark and Ms. Blackwood), payable over 30 months (Mr. Fahs), 24 months (Messrs. Moore and Brandman,) and 18 months (Mr. Clark and Ms. Blackwood) and (C) payment of, or reimbursement for, up to $20,000 in outplacement services within the six-month period following termination of employment.

(2)
The amounts reported represent the cost of providing each applicable NEO with the welfare benefit (i) upon a Qualifying Termination of employment, for 24 months (Mr. Fahs), 18 months (Messrs. Moore and Brandman), and 12 months (Mr. Clark and Ms. Blackwood) and (ii) upon a Qualifying Termination of employment in the two-year period following a change in control, for 30 months (Mr. Fahs), 24 months (Messrs. Moore and Brandman), and 18 months (Mr. Clark and Ms. Blackwood).

(3)
The amounts reported represent accelerated vesting of unvested options upon a change in control and as a result of termination upon death or disability, as applicable, and are based on the closing price of our common stock of $45.29 per share on December 31, 2020, the last trading day in fiscal 2020.

(4)
The amounts reported represent vesting of PSUs upon a Qualifying Termination of employment, a change in control, and as a result of termination upon death or disability, as applicable, and are based on the closing price of our common stock of $45.29 per share on December 31, 2020, the last trading day in fiscal 2020.

(5)
The amounts reported represent vesting of RSUs upon a change in control and as a result of termination upon death or disability, as applicable, and are based on the closing price of our common stock of $45.29 per share on December 31, 2020, the last trading day in fiscal 2020.

Compensation Committee Interlocks and Insider Participation

During fiscal 2020, none of the members of our compensation committee has at any time been one of our executive officers or employees or, other than as noted herein and in the “Transactions with Related Persons” section above, had any relationship requiring disclosure by the Company. A former director, Mr. N. Taylor, is an affiliate of KKR and we are parties to certain transactions with KKR described in the “Transactions with Related Persons” section. During 2020, none of our executive officers served as a member of the compensation committee (or other committee serving an equivalent function) or as a director of any other entity whose executive officers served on our compensation committee or Board of Directors.
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EXECUTIVE COMPENSATION
Equity Compensation Plan Information

All numbers in the following table are as of January 2, 2021.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,723,617(1)	$13.32(2)	12,281,394(3)
Equity compensation plans not approved by security holders
Total	2,723,617	$13.32	12,281,394

(1)
Includes 1,548,691 shares issuable under the 2014 Stock Incentive Plan. The weighted-average exercise price of such options within this plan is $7.25. Includes 1,174,926 shares issuable under the 2017 Omnibus Incentive Plan. Included within the 1,174,926 shares are 220,184 shares that could be issued upon the vesting of PSU awards, assuming target level of achievement. The weighted-average exercise price of such options within this plan is $32.11.

(2)
The weighted-average exercise price excludes shares in of common stock that may be issued upon the settlement of restricted stock, RSUs or PSUs.

(3)
Includes 8,715,417 shares that can be issued pursuant to future awards under the 2014 Stock Incentive Plan. Also includes 2,798,298 shares that can be issued pursuant to future awards under the 2017 Omnibus Incentive Plan. Includes 767,679 shares that can be issued under our ASPP. Total does not include (i) 6,081 shares purchased during our ASPP offering period ended February 28, 2021 and (ii) 7,838 shares subject to purchase during our current ASPP offering period ending May 28, 2021, which are estimated based on the closing price of the Company's common stock of $49.43 on March 1, 2021, the first day in the current ASPP offering period, including the 10% discount.

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EXECUTIVE COMPENSATION
CEO Pay Ratio

The Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010 and the compensation disclosure rules of the SEC require the Company to disclose the ratio of the annual total compensation of Mr. Fahs, our CEO, to the median of the annual total compensation of the employees of the Company (other than our CEO) (the “CEO Pay Ratio”).
For fiscal 2020:
•
the median of the annual total compensation of all our employees (other than Mr. Fahs, our CEO), was $25,549; and

•
the annual total compensation of Mr. Fahs, our CEO, was $3,976,328.

Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 156:1.
To determine this pay ratio, we identified our median employee using our employee population as of November 1, 2020, which consisted of approximately 12,703 full-time and part-time employees, with 100% of these individuals located in the United States. We changed the date of determining our employee population from the last day of the fiscal year to November 1st this year to allow for us to capture a more accurate employee population as any departures or new hires as of the last date of the fiscal year would lag in being recorded until a later time frame. Other than the date to determine our employee population, no methodology was changed in determining the pay ratio. To identify our median employee, we used salary/wages and annual incentive/bonus from our payroll records in fiscal 2020 as our consistently applied compensation measure. In making this determination, we annualized the compensation of approximately full-time and part-time employees who were hired or separated in fiscal 2020 but did not work for us for the entire fiscal year. After identifying our median employee, we calculated the median employee’s compensation for fiscal 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of the Exchange Act. Compensation amounts were determined from our human resources and payroll systems of record.
Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Due to the flexibility afforded by Item 402(u) in allowing companies to adopt a wide range of methodologies and to make reasonable estimates and assumptions that reflect their compensation practices to identify the median employee and calculate the CEO Pay Ratio, our CEO Pay Ratio may not be comparable to the CEO pay ratios reported by other companies.
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OWNERSHIP OF OUR SECURITIES
OWNERSHIP OF OUR SECURITIES
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file reports of holdings and transactions in our common stock with the SEC. Based solely on a review of the copies of reports furnished to the Company and written representations from our executive officers and directors that no other reports were required to be filed, the Company believes that during 2020 all reports required by Section 16(a) were timely filed.
Beneficial Ownership of National Vision Common Stock

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of our common stock as of April 15, 2021 by (1) each individual or entity known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our named executive officers, (3) each of our directors and director nominees and (4) all of our directors and our executive officers as a group. As of April 15, 2021, there were 81,423,974 shares of our common stock, par value $0.01 per share, outstanding.
A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
To our knowledge, unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Securities subject to option grants that have vested or will vest within 60 days are deemed outstanding for calculating the percentage ownership of the person holding the options, but are not deemed outstanding for calculating the percentage ownership of any other person.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o National Vision Holdings, Inc., 2435 Commerce Avenue, Bldg. 2200, Duluth, Georgia 30096.
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OWNERSHIP OF OUR SECURITIES
Name of Beneficial Owner	Number(1)	Percentage of Total Common Stock
Greater than 5% Stockholders:
JPMorgan Chase & Co.(3)	7,887,774	9.7%
Adage Capital Partners, L.P.(2)	7,867,543	9.7%
The Vanguard Group(4)	7,290,675	9.0%
BlackRock, Inc.(5)	5,799,645	7.1%
Named Executive Officers and Directors:
L. Reade Fahs(6)	1,444,375	1.8%
Patrick R. Moore	202,535	*
Jared Brandman(7)	67,330	*
Bill Clark	17,701	*
Joan Blackwood	2,120	*
D. Randolph Peeler(8)(9)	71,277	*
David M. Tehle(9)	15,153	*
Virginia A. Hepner(9)	9,527	*
Thomas V. Taylor, Jr.(9)	12,971	*
Heather Cianfrocco(9)	6,748	*
Naomi Kelman(9)	2,687	*
Susan S. Johnson(9)	2,368	*
Jose Armario(9)	2,112	*
All directors and executive officers as a group (15 persons)(10)	1,857,319	2.3%

(*)
Less than one percent.

(1)
The number of shares reported includes shares covered by options that are exercisable within 60 days as follows: Mr. Fahs,1,042,908; Mr. Moore, 198,035; Mr. Brandman, 60,618; Mr. Clark, 17,701; Ms. Blackwood, 1,522; and all directors and executive officers as a group,1,326,138.

(2)
The information is based on a Schedule 13G/A filed by Adage Capital Partners, L.P. with the SEC on February 11, 2021, reporting beneficial ownership as of December 31, 2020. Adage Capital Partners, L.P. reported that it has shared voting power and shared dispositive power with respect to 7,867,543 shares of common stock.

(3)
The information is based on a Schedule 13G filed by JPMorgan Chase & Co. with the SEC on January 27,2021, reporting beneficial ownership as of December 31, 2020. JPMorgan Chase & Co. reported that it has sole voting power with respect to 7,407,909 shares of common stock, shared voting power with respect to 70,828 shares of common stock, sole dispositive power with respect to 7,816,946 shares of common stock and shared dispositive power with respect to 70,828 shares of common stock.

(4)
The information is based on a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021, reporting beneficial ownership as of December 31, 2020. The Vanguard Group reported that it has sole dispositive power with respect to 7,059,070 shares of common stock, shared voting power with respect to 167,752 shares of common stock and shared dispositive power with respect to 231,605 shares of common stock.

(5)
The information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 5, 2021, reporting beneficial ownership as of December 31, 2020. BlackRock, Inc. reported that it has sole voting power with respect to 5,661,640 shares of common stock and sole dispositive power with respect to 5,799,645 shares of common stock.

(6)
Includes shares held by the Fahs Family Trust.

(7)
Includes estimate of 235 shares to be purchased by Mr. Brandman through the ASPP based on the closing price of Company stock of $49.43 on March 1, 2021, the first day in the enrollment period for the current purchase cycle, and the ASPP discount.

(8)
Includes shares held by The David Randolph Peeler Trust—2001.

(9)
For Ms. Kelman, Ms. Johnson and Mr. Armario, the table includes grants made on September 14, 2020, October 26, 2020 and February 4, 2021, respectively, which will vest on their respective one-year grant anniversary dates. For Mr. Tehle, Ms. Hepner, Mr. Taylor and Ms. Cianfrocco, this table includes grants of restricted stock made on June 10, 2020 which will vest within 60 days of the record date.

(10)
Includes estimate of shares to be purchased by one executive officer through the ASPP based on the closing price of Company stock of $49.43 on March 1, 2021, the first day in the enrollment period for the current purchase cycle, and the ASPP discount.

2021 Proxy Statement       53

AUDIT COMMITTEE MATTERS
PROPOSAL NO. 5—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
What Am I voting on? Stockholders are being asked to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.
Voting Recommendation. Our Board of Directors recommends stockholders vote FOR the ratification of Deloitte & Touche LLP as our independent auditors for fiscal 2021.
Vote Required. Although the audit committee has sole authority to appoint the Company’s independent registered public accounting firm, the Board submits its selection to our stockholders for ratification as a matter of good corporate governance. The proposal must be approved by a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If our stockholders should not ratify the appointment of Deloitte & Touche LLP, the audit committee will reconsider the appointment.
The audit committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal 2021.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. The representative(s) will have an opportunity to make a statement if they desire and will be available to respond to questions from stockholders.
The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.
Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP for the audit of our financial statements for 2020 and 2019 and for fees billed for other services rendered by Deloitte during those periods.
	Fiscal Year 2020	Fiscal Year 2019
Audit fees(1)	$1,972,656	$2,064,280
Audit-related fees(2)	$104,520	—
Tax fees(3)	$17,375	—
All other fees	—	—
Total	$2,094,551	$2,064,280

(1)
Includes the aggregate fees for professional services rendered for the audit of the Company’s annual financial statements and the quarterly reviews of its financial statements, and assistance with documents filed with the SEC

(2)
Includes aggregate fees for professional services performed in connection with the issuance of comfort letters.

(3)
Includes the aggregate fees for professional services rendered for tax compliance, and tax consultation and planning.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence and the audit committee’s charter, the audit committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. The audit committee, prior to such engagement, pre-approves independent public accounting firm services within each category and the fees of each category are budgeted. During the year, circumstances may arise when it may become necessary to engage the independent registered public
54       2021 Proxy Statement

AUDIT COMMITTEE MATTERS
accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.
Report of the Audit Committee

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this proxy statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit Committee.” Under the audit committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, the audit committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees.” In addition, the audit committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended January 2, 2021 filed with the SEC.
Submitted by the audit committee of the Company’s Board of Directors:
Audit Committee
David M. Tehle, Chair
Virginia A. Hepner
Susan S. Johnson
Naomi Kelman
2021 Proxy Statement       55

IMPORTANT INFORMATION ABOUT VOTING AT THE ANNUAL MEETING
IMPORTANT INFORMATION ABOUT VOTING AT THE ANNUAL MEETING
The Annual Meeting

The Annual Meeting will be conducted entirely by means of a virtual meeting format only due to the pandemic and to support the health and safety of our stockholders, associates, directors and officers. While you will not be able to attend the Annual Meeting at a physical location, we are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the virtual Annual Meeting.
The Annual Meeting will be a virtual meeting only and will be conducted exclusively by webcast. To attend the virtual Annual Meeting, please visit http://www.meetingcenter.io/208004347 and enter your control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form, and the password EYE2021. The Annual Meeting will begin promptly at 1:00 p.m., Eastern Time, on June 8, 2021. We encourage you to access the Annual Meeting webcast 15 minutes prior to the start time.
During the Annual Meeting, you may vote and submit questions by following the instructions provided on the meeting website. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business or are inappropriate. Additional information regarding the rules of conduct for the Annual Meeting and other materials, including our list of stockholders, will be available during the Annual Meeting on the meeting website.
If you encounter technical difficulties accessing the Annual Meeting or during the check-in or meeting time, please call the technical support number that will be posted on the meeting log-in page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion.
Even if you plan to attend and participate in the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this proxy statement to ensure your vote will be represented at the Annual Meeting.
Voting in Advance of the Annual Meeting

If at the close of business on April 15, 2021, you were a stockholder of record or held shares through a broker or bank, you may vote your shares during the Annual Meeting.
Except as set forth below, if you wish to vote in advance of the Annual Meeting using one of the following methods, your vote must be received prior to 11:59 p.m., Eastern Time, on June 7, 2021.
To vote by proxy if you are a stockholder of record:
BY INTERNET

•
Go to the website www.investorvote.com/EYE and follow the instructions, 24 hours a day, seven days a week.

•
You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or related materials to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

•
From a touch-tone telephone, dial 1-800-652-VOTE (8683) and follow the recorded instructions, 24 hours a day, seven days a week.

•
You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or related materials in order to vote by telephone.

56       2021 Proxy Statement

IMPORTANT INFORMATION ABOUT VOTING AT THE ANNUAL MEETING
BY MAIL

•
Mark your selections on the proxy card.

•
Date and sign your name exactly as it appears on your proxy card.

•
Mail the proxy card in the enclosed postage-paid envelope provided to you.

•
If you received a Notice of Internet Availability of Proxy Materials and would like to vote in writing, please follow the instructions in the notice to obtain paper proxy materials.

To vote by proxy if you are a beneficial owner of shares held through a broker, bank or other nominee, you may submit voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.
If you are a stockholder of record and you would like to vote in any manner other than online during the virtual Annual Meeting, your vote must be received by 11:59 p.m., Eastern Time, on June 7, 2021 to be counted. If you hold shares through a broker, bank or other nominee, please refer to information from your bank, broker or nominee for voting instructions.
Voting During the Annual Meeting

If you are a stockholder of record or a beneficial owner of shares held through a broker, bank or other nominee, you may vote online during the Annual Meeting. You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form, and the password EYE2021 to log into the virtual Annual Meeting platform at http://www.meetingcenter.io/208004347. Voting electronically at the Annual Meeting will replace any previous votes.
2021 Proxy Statement       57

OTHER INFORMATION FOR STOCKHOLDERS
OTHER INFORMATION FOR STOCKHOLDERS
Stockholder Proposals for the 2022 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2022 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Secretary, National Vision Holdings, Inc., 2435 Commerce Avenue, Building 2200, Duluth, Georgia 30096. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2022 Annual Meeting, a proposal must be received by our Secretary on or before December 31, 2021. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the 2022 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. Therefore, to be presented at our 2022 Annual Meeting, such a proposal must be received on or after February 8, 2022, but not later than March 10, 2022. In the event that the date of the 2022 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting of Stockholders, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2022 Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors at the 2022 Annual Meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the first anniversary of the 2021 Annual Meeting (i.e. prior to February 28, 2022), then notice by a stockholder shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on 10th calendar day following the day on which such public announcement is first made by the Company. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.
Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 2, 2021 by contacting the Secretary, National Vision Holdings, Inc., 2435 Commerce Avenue, Building 2200, Duluth, Georgia 30096 or by telephone at (770) 822-3600.
Other Business

The Board of Directors does not know of any other matters to be brought before the meeting. If other matters are properly presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
58       2021 Proxy Statement

OTHER INFORMATION FOR STOCKHOLDERS
Questions and Answers About the Annual Meeting and Voting

Why am I being provided with these materials?
We have delivered these proxy materials to you in connection with the solicitation by the Board of Directors of National Vision Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 8, 2021, and at any postponements or adjournments of the Annual Meeting.
What am I voting on?
There are five proposals scheduled to be voted on at the Annual Meeting:
•
Proposal No. 1: Election of the Class I director nominees listed in this proxy statement.

•
Proposal No. 2: Approve an amendment to the certificate of incorporation to eliminate the classified structure of the Board of Directors.

•
Proposal No. 3: Approve an amendment to the certificate of incorporation to eliminate the supermajority voting standards and other obsolete provisions.

•
Proposal No. 4: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers.

•
Proposal No. 5: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.

Who is entitled to vote?
Stockholders as of the close of business on April 15, 2021 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 81,423,974 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:
•
Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”);

•
Held for you in an account with a broker, bank or other nominee (shares held in “street name”)—Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares; and

•
Held for you by us as restricted securities under either our 2014 Stock Plan or our 2017 Omnibus Plan.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, June 8, 2021
This Proxy Statement and our Annual Report on Form 10-K for the year ended January 2, 2021 are available free of charge at www.edocumentview.com/EYE.
What constitutes a quorum?
The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting must be present in person or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.
What is a “broker non-vote”?
A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Proposal Nos. 1, 2, 3 and 4 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 5 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
How many votes are required to approve each proposal?
Under our Bylaws, directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such election, which means that the Class I
2021 Proxy Statement       59

OTHER INFORMATION FOR STOCKHOLDERS
director nominees with the greatest number of votes cast, even if less than a majority, will be elected until all positions in Class I of the Board have been filled. There is no cumulative voting.
For proposals 2 and 3 being considered at the Annual Meeting, under our certificate of incorporation, approval of the proposal requires the votes of the holders of at least 66 2∕3% of the voting power of all the then-outstanding shares of the stock of the Company entitled to vote on such proposal.
For proposals 4 and 5 being considered at the Annual Meeting, under our Bylaws, approval of the proposal requires the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. While Proposal No. 4, the vote on executive compensation, is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
How are votes counted?
With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to the nominees. Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting. Broker non-votes will have no effect on the outcome of Proposal No. 1.
With respect to the approval of the certificate of incorporation amendments to eliminate the classified structure of the Board (Proposal No. 2) and to eliminate the supermajority voting standards and other obsolete provisions (Proposal No. 3), ratification of our independent registered public accounting firm (Proposal No. 5) and the advisory vote to approve the compensation of our named executive officers (Proposal No. 4), you may vote “FOR,” “AGAINST” or “ABSTAIN.” For each of Proposal Nos. 2, 3, 4 and 5, abstentions will have the effect of a vote “against” the proposal. For Proposal No. 4, broker non-votes will have no effect on the outcome of the proposal.
If you just sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•
“FOR” the director nominees set forth in this proxy statement.

•
“FOR” the approval of an amendment to the certificate of incorporation to eliminate the classified structure of the board of directors.

•
“FOR” the approval an amendment to the certificate of incorporation to eliminate supermajority voting standards and other obsolete provisions.

•
“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers.

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.

Who will count the vote?
Representatives of Computershare Trust Company, N.A., our transfer agent, will tabulate the votes and act as inspectors of election.
How do I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:
•
By Internet—If you have Internet access, you may submit your proxy by going to www.investorvote.com/EYE and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or related materials in order to vote by Internet.

60       2021 Proxy Statement

OTHER INFORMATION FOR STOCKHOLDERS
•
By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-652-VOTE (8683) and by following the recorded instructions. You will need the control number included on your notice, proxy card or related materials in order to vote by telephone.

•
By Mail—You may vote by mail by signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on June 7, 2021. Proxy cards with respect to shares held of record must be received no later than June 7, 2021.
If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
What does it mean if I receive more than one proxy card on or about the same time?
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.
May I change my vote or revoke my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to our Secretary, provided such statement is received no later than June 7, 2021;

•
voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 7, 2021;

•
submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 7, 2021; or

•
attending the virtual Annual Meeting and voting online during the meeting.

If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.
Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. We have also retained Alliance Advisors, LLC to aid in the solicitation of proxies for an estimated fee of $22,000 plus expenses. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
2021 Proxy Statement       61

OTHER INFORMATION FOR STOCKHOLDERS
How can I view copies of the Company’s corporate documents and SEC filings, including the Proxy Statement and Annual Report?
Our website contains the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Committee Charters, Code of Conduct and the Company’s SEC filings. To view these documents, go to www.nationalvision.com and click on “Investors.” Copies of our Annual Report on Form 10-K for the year ended January 2, 2021 are also available without charge to stockholders upon written request addressed to:
Secretary
2435 Commerce Avenue
Building 2200
Duluth, Georgia 30096
62       2021 Proxy Statement

APPENDIX A
APPENDIX A
Non-GAAP Financial Measures

The Proxy Statement Summary and Compensation Discussion and Analysis sections of our proxy statement contain Non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. The Company uses certain Non-GAAP financial measures to supplement the Company’s financial information presented in accordance with GAAP and aid understanding of the Company’s business performance. Management uses these Non-GAAP financial measures to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, to establish discretionary annual incentive compensation and to compare our performance against that of other peer companies using similar measures. Management supplements GAAP results with Non-GAAP financial measures to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. For additional details regarding our Non-GAAP financial measures below, see the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2021. This information is also available in the investors section of the Company’s website, www.nationalvision.com.
We define Adjusted Operating Income as net income, plus interest expense and income tax provision (benefit), further adjusted to exclude stock compensation expense, debt issuance costs, loss on extinguishment of debt, asset impairment, litigation settlement, secondary offering expenses, management realignment expenses, long-term incentive plan expenses, amortization of acquisition intangibles and other expenses.
We define Adjusted EBITDA as EBITDA (net income, plus interest expense, income tax provision (benefit), and depreciation and amortization), further adjusted to exclude stock compensation expense, debt issuance costs, loss on the extinguishment of debt, asset impairment, litigation settlement, secondary offering expenses, management realignment expenses, long-term incentive plan expenses, and other expenses.
We define STIP Adjusted EBITDA as Adjusted EBITDA, further adjusted to exclude margin on unearned revenue and short-term incentive plan expenses.
We measure Adjusted Comparable Store Sales Growth as the increase or decrease in sales recorded by the comparable store base in any reporting period, compared to sales recorded by the comparable store base in the prior reporting period, which we calculate as follows: (i) sales are recorded on a cash basis (i.e., when the order is placed and paid for or submitted to a managed care payor, compared to when the order is delivered), utilizing cash basis point of sale information from stores; (ii) stores are added to the calculation during the 13th full fiscal month following the store’s opening; (iii) closed stores are removed from the calculation for time periods that are not comparable; (iv) sales from partial months of operation are excluded when stores do not open or close on the first day of the month; and (v) when applicable, we adjust for the effect of the 53rd week. Quarterly, year-to-date and annual adjusted comparable store sales are aggregated using only sales from all whole months of operation included in both the current reporting period and the prior reporting period. When a partial month is excluded from the calculation, the corresponding month in the subsequent period is also excluded from the calculation. There may be variations in the way in which some of our competitors and other retailers calculate comparable store sales. As a result, our adjusted comparable store sales may not be comparable to similar data made available by other retailers. We did not revise our calculation of Adjusted Comparable Store Sales Growth for the temporary closure of our stores to the public as a result of the COVID-19 pandemic.
We define Adjusted Diluted EPS as diluted earnings per share, adjusted for the per share impact of stock compensation expense, debt issuance costs, loss on extinguishment of debt, asset impairment, litigation settlement, secondary offering expenses, management realignment expenses, long-term incentive plan expenses, amortization of acquisition intangibles, amortization of debt discounts and deferred financing costs of our term loan borrowings, amortization of the conversion feature and deferred financing costs of our 2025 notes when not required under GAAP to be added back for diluted earnings per share, losses (gains) on change in fair value of derivatives, other expenses, and tax benefit of stock option exercises, less the tax effect of these adjustments.
In 2020, we introduced Adjusted Operating Income as a measure of performance we planned to use in addition to Adjusted EBITDA and Adjusted Diluted EPS. We believe Adjusted Operating Income enhance an understanding of our performance by highlighting the results from ongoing operations and the profitability of our business. We continue to evaluate our use of the Company Non-GAAP measures in the context of the development of our business, and may introduce or discontinue certain measures in the future as we deem appropriate.
2021 Proxy Statement       63

APPENDIX A
Further, consistent with our presentation of Adjusted Operating Income, we no longer exclude new store pre-opening expenses and non-cash rent from our presentation of Adjusted EBITDA and Adjusted Diluted EPS. New store pre-opening expenses totaled $2.6 million and $3.3 million for the fiscal years 2020 and 2019, respectively; and non-cash rent totaled $2.6 million and $3.2 million for fiscal years 2020 and 2019, respectively. The presentation of Adjusted EBITDA and Adjusted Diluted EPS for the fiscal year end 2019 has been recast to reflect these changes. See our Form 8-K filed with the SEC on February 26, 2020 for more information.
Adjusted EBITDA, STIP Adjusted EBITDA Adjusted Operating Income, Adjusted Diluted EPS and Adjusted Comparable Store Sales Growth are not recognized terms under GAAP and should not be considered as an alternative to net income or comparable store sales growth as a measure of operating performance, or any other performance measure derived in accordance with GAAP. The presentations of these measures have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, the presentations of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company.
64       2021 Proxy Statement

APPENDIX A
National Vision Holdings, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
For the Fiscal Years Ended January 2, 2021 and December 28, 2019
In Thousands, Except Earnings Per Share
(Unaudited)
Reconciliation of Adjusted Operating Income to Net income
In thousands	Fiscal Year 2020		Fiscal Year 2019
Net income	$36,277	2.1%	$32,798	1.9%
Interest expense	48,171	2.8%	33,300	1.9%
Income tax provision (benefit)	2,403	0.1%	(2,309)	(0.1)%
Stock compensation expense(a)	10,740	0.6%	12,670	0.7%
Loss on extinguishment of debt(b)	—	—%	9,786	0.6%
Asset impairment(c)	22,004	1.3%	8,894	0.5%
Litigation settlement(d)	4,395	0.3%	—	—%
Secondary offering expenses(e)	—	—%	401	—%
Management realignment expenses(f)	—	—%	2,155	0.1%
Long-term incentive plan(g)	—	—%	2,830	0.2%
Amortization of acquisition intangibles(h)	7,426	0.4%	7,405	0.4%
Other(k)	2,732	0.2%	6,370	0.4%
Adjusted Operating Income / Adjusted Operating Margin	$134,148	7.8%	$114,300	6.6%
Note: Fiscal year 2020 includes 53 weeks. Fiscal year 2019 includes 52 weeks.
Percentages reflect line item as a percentage of net revenue, adjusted for rounding.
Some of the percentage totals in the table above do not foot due to rounding differences.
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APPENDIX A
Reconciliation of EBITDA, Adjusted EBITDA and STIP Adjusted EBITDA to Net Income
In thousands	Fiscal Year 2020		Fiscal Year 2019
Net income	$36,277	2.1%	$32,798	1.9%
Interest expense	48,171	2.8%	33,300	1.9%
Income tax provision (benefit)	2,403	0.1%	(2,309)	(0.1)%
Depreciation and amortization	91,585	5.4%	87,244	5.1%
EBITDA	178,436	10.4%	151,033	8.8%
Stock compensation expense(a)	10,740	0.6%	12,670	0.7%
Loss on extinguishment of debt(b)	—	—%	9,786	0.6%
Asset impairment(c)	22,004	1.3%	8,894	0.5%
Litigation settlement(d)	4,395	0.3%	—	—%
Secondary offering expenses(e)	—	—%	401	—%
Management realignment expenses(f)	—	—%	2,155	0.1%
Long-term incentive plan(g)	—	—%	2,830	0.2%
Other(k)	2,732	0.2%	6,370	0.4%
Adjusted EBITDA / Adjusted EBITDA Margin	$218,307	12.8%	$194,139	11.3%
Margin on unearned revenue	3,551	0.2%	655	—%
STIP	8,653	0.5%	8,826	0.5%
STIP Adjusted EBITDA / STIP Adjusted EBITDA Margin	$230,511	13.5%	$203,620	11.8%
Note: Fiscal year 2020 includes 53 weeks. Fiscal year 2019 includes 52 weeks.
Percentages reflect line item as a percentage of net revenue, adjusted for rounding.
Some of the percentage totals in the table above do not foot due to rounding differences.
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APPENDIX A
Reconciliation of Adjusted Diluted EPS to Diluted EPS
Shares in thousands	Fiscal Year 2020	Fiscal Year 2019
Diluted EPS	$0.44	$0.40
Stock compensation expense(a)	0.13	0.16
Loss on extinguishment of debt(b)	—	0.12
Asset impairment(c)	0.27	0.11
Litigation settlement(d)	0.05	—
Secondary offering expenses(e)	—	—
Management realignment expenses(f)	—	0.03
Long-term incentive plan(g)	—	0.03
Amortization of acquisition intangibles(h)	0.09	0.09
Amortization of debt discounts and deferred financing costs(i)	0.14	0.02
Losses (gains) on change in fair value of derivatives (j)	0.05	—
Other(k)	0.03	0.08
Tax benefit of stock option exercises(l)	(0.10)	(0.12)
Tax effect of total adjustments(m)	(0.19)	(0.16)
Adjusted Diluted EPS	$0.91	$0.75
Weighted average diluted shares outstanding	82,793	81,683
Note: Fiscal year 2020 includes 53 weeks. Fiscal year 2019 includes 52 weeks.
Some of the totals in the table above do not foot due to rounding differences
(a)
Non-cash charges related to stock-based compensation programs, which vary from period to period depending on the timing of awards and performance vesting conditions.

(b)
For fiscal year 2019, reflects write-off of deferred financing fees related to the extinguishment of debt.

(c)
Reflects write-off of property, equipment and lease-related assets on closed or underperforming stores.

(d)
Expenses associated with settlement of litigation.

(e)
Expenses related to our secondary public offerings during fiscal year 2019.

(f)
Expenses related to a non-recurring management realignment described on Form 8-K filed with the SEC on January 10, 2019.

(g)
Expenses pursuant to a long-term incentive plan for non-executive employees who were not participants in the management equity plan for fiscal year 2019. This plan was effective in 2014 following the KKR Acquisition.

(h)
Amortization of the increase in carrying values of finite-lived intangible assets resulting from the application of purchase accounting to the KKR Acquisition.

(i)
Amortization of debt discounts is associated with the amortization of the conversion feature related to the convertible note and amortization of deferred financing costs related to the convertible notes, term loan and revolving credit facility borrowings. Amortization of debt discount and deferred financing costs in aggregate total of $11.9 million and $1.3 million for the fiscal years 2020 and 2019, respectively.

(j)
Reflects losses (gains) recognized in interest expense on change in fair value of de-designated hedges of $4.0 million for fiscal year end 2020.

(k)
Other adjustments include the following amounts that management believes are not representative of our operating performance (amounts in brackets represent reductions in Adjusted Operating Income, Adjusted Diluted EPS and Adjusted EBITDA) including our share of losses on equity method investments of $1.8 million for fiscal year 2019; the amortization impact related to the KKR Acquisition (e.g., fair value of leasehold interests) of $0.4 million and $0.5 million for fiscal years 2020 and 2019, respectively; costs of severance and relocation of $1.3 million and $2.3 million and fiscal years 2020 and 2019, respectively; excess payroll taxes related to stock option exercises of $0.7 million and $0.8 million for fiscal years 2020 and 2019, respectively; incremental costs directly related to adapting the Company’s operations during the COVID-19 pandemic of $0.6 million for fiscal year 2020; and other expenses and adjustments totaling $(0.3) million and $1.0 million for fiscal years 2020 and 2019, respectively.

(l)
Tax benefit associated with accounting guidance requiring excess tax benefits related to stock option exercises to be recorded in earnings as discrete items in the reporting period in which they occur.

(m)
Represents the income tax effect of the total adjustments at our combined statutory federal and state income tax rates.

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APPENDIX A
Reconciliation of Adjusted Comparable Store Sales Growth to Total Comparable Store Sales Growth
	Comparable store sales growth(a)
	Fiscal Year 2020	Fiscal Year 2019	Seven Months Ended January 2, 2021
Owned & Host segment
America’s Best	(5.2)%	7.1%
Eyeglass World	(2.7)%	5.8%
Military	(15.5)%	1.4%
Fred Meyer	(21.6)%	(4.4)%
Legacy segment	(12.3)%	3.1%

Total comparable store sales growth	(5.6)%	6.5%	13.1%
Adjusted Comparable Store Sales Growth(b)	(6.1)%	6.2%	12.6%
Note: Fiscal year 2020 includes 53 weeks. Fiscal year 2019 includes 52 weeks.
(a)
Total comparable store sales is calculated based on consolidated net revenue excluding the impact of (i) Corporate/Other segment net revenue, (ii) sales from stores opened less than 13 months, (iii) stores closed in the periods presented, (iv) sales from partial months of operation when stores do not open or close on the first day of the month, and (v) if applicable, the impact of a 53rd week in a fiscal year. Brand-level comparable store sales growth is calculated based on cash basis revenues consistent with what the CODM reviews, and consistent with reportable segment revenues presented in Note 16. “Segment Reporting” in our consolidated financial statements in our 2020 Form 10-K, with the exception of the Legacy segment, which is adjusted as noted in (b) (ii) below.

(b)
There are two differences between total comparable store sales growth based on consolidated net revenue and Adjusted Comparable Store Sales Growth: (i) Adjusted Comparable Store Sales Growth includes the effect of deferred and unearned revenue as if such revenues were earned at the point of sale, resulting in the following changes from total comparable store sales growth based on consolidated net revenue: a decrease of 0.4% and a decrease of 0.1% for the fiscal year 2020 and fiscal year 2019, respectively, and a decrease of 0.2% for the seven months ended January 2, 2021, (ii) Adjusted Comparable Store Sales Growth includes retail sales to the Legacy partner’s customers (rather than the revenues recognized consistent with the management & services agreement with the legacy partner), resulting the following changes from total comparable store sales growth based on consolidated net revenue: a decrease of 0.1% and a decrease of 0.2% for the fiscal years 2020 and 2019, respectively, and a decrease of 0.3% for the seven months ended January 2, 2021.

68       2021 Proxy Statement

APPENDIX B
APPENDIX B
PROPOSED AMENDMENTS TO THE NATIONAL VISION HOLDINGS, INC. SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Subject to approval by the requisite vote of stockholders of the Company, the following sections of the Second Amended and Restated Certificate of Incorporation would be amended as follows, with additions indicated by underlining and deletions indicated by strike-outs:
Proposed amendment to Sections A, B, and C of Article VI of the Second Amended and Restated Certificate of Incorporation:

ARTICLE VI
BOARD OF DIRECTORS
A. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall, until the annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”), be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. ~~Class I directors shall initially serve for a term expiring at the first~~Each director elected at the 2021 annual meeting of stockholders ~~following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a~~shall be elected to a three-year term expiring at the ~~second~~2024 annual meeting of stockholders ~~following the IPO Date and Class III directors shall initially serve for a term expiring at the third~~. Commencing with the 2022 annual meeting of stockholders ~~following the IPO Date. At each succeeding annual meeting, successors to~~, directors of the class ~~of directors~~ whose term ~~expires~~ends at ~~that~~such annual meeting shall thereafter be elected for a one-year term expiring at the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office. From and after the 2024 Annual Meeting, the classification of the directors shall cease and all directors shall be elected for a one-year term expiring at the ~~third succeeding~~next annual meeting of stockholders or until their earlier death, resignation, retirement disqualification or removal from office. If the number of such directors is changed prior to the 2024 Annual Meeting, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible~~, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in~~. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. ~~Subject to the terms of the Stockholders Agreement (as defined below), any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office prior to the IPO Date to their respective class.~~
B. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding or the rights granted pursuant to the Stockholders Agreement, dated as of October 30, 2017 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”), by and among the Corporation, certain affiliates of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates and subsidiaries and its and their successors and assigns (other than the Corporation and its subsidiaries), collectively, “KKR”) and private equity funds managed by Berkshire Partners LLC (together with its affiliates and subsidiaries and its and their successors and assigns (other than the Corporation and its subsidiaries), collectively, “Berkshire”), any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring on the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, even if less than a quorum, by a sole remaining director or by the stockholders;
2021 Proxy Statement       69

APPENDIX B
provided, however, that at any time when KKR and Berkshire beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until, if prior to the 2024 Annual Meeting, the next election of the class ~~for~~into which such director shall have been ~~chosen and~~elected or placed or, if from and after the 2024 Annual Meeting, the next annual meeting of stockholders, and, in each case, until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
C. Subject to rights granted to KKR and Berkshire under the Stockholders Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of the holders of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when KKR and Berkshire beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, ~~any such~~ (i) prior to the 2024 Annual Meeting, any director ~~or all such directors~~ may be removed only for cause and only by the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class~~.~~, (ii) from and after the 2024 Annual Meeting, any director may be removed with or without cause by the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
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APPENDIX C
APPENDIX C
PROPOSED AMENDMENTS TO THE NATIONAL VISION HOLDINGS, INC. SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Subject to approval by the requisite vote of stockholders of the Company, the following sections of the Second Amended and Restated Certificate of Incorporation would be amended as follows, with additions indicated by underlining and deletions indicated by strike-outs:
Proposed amendment to Article V of the Second Amended and Restated Certificate of Incorporation:

ARTICLE V
AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS
A. ~~For so long as KKR and Berkshire (each as defined below) beneficially own collectively, in the aggregate, at least 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in~~In addition to any vote required by applicable law, this Second Amended and Restated Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
~~Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, at any time when KKR and Berkshire (each as defined below) beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the following provisions in this Second Amended and Restated Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 662∕3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI, Article VII, Article VIII, Article IX and Article X. For the purposes of this Second Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).~~
B. The Board of Directors is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the amended and restated bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Second Amended and Restated Certificate of Incorporation. ~~For so long as KKR and Berkshire (each as defined below) beneficially own collectively, in the aggregate, at least 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in~~In addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or applicable law, the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith. ~~Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, at any time when KKR and Berkshire (each as defined below) beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or applicable law, the affirmative vote of the holders of at least 662∕3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.~~
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APPENDIX C
Proposed amendment to Sections A, B, and C of Article VI of the Second Amended and Restated Certificate of Incorporation:

ARTICLE VI
BOARD OF DIRECTORS
A. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. ~~Subject to the terms of the Stockholders Agreement (as defined below), any~~Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office prior to the IPO Date to their respective class.
B. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding ~~or the rights granted pursuant to the Stockholders Agreement, dated as of October 30, 2017 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”), by and among the Corporation, certain affiliates of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates and subsidiaries and its and their successors and assigns (other than the Corporation and its subsidiaries), collectively, “KKR”) and private equity funds managed by Berkshire Partners LLC (together with its affiliates and subsidiaries and its and their successors and assigns (other than the Corporation and its subsidiaries), collectively, “Berkshire”)~~, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring on the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, even if less than a quorum, by a sole remaining director or by the stockholders~~; provided, however, that at any time when KKR and Berkshire beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders)~~. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
C. ~~Subject to rights granted to KKR and Berkshire under the Stockholders Agreement, any~~Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) ~~may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when KKR and Berkshire beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director~~
72       2021 Proxy Statement

APPENDIX C
~~or all such directors~~ may be removed only for cause and only by the affirmative vote of the holders of ~~at least 662∕3%~~ a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
Proposed amendment to Sections A and B of Article VIII of the Second Amended and Restated Certificate of Incorporation:

ARTICLE VIII
CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS
A. ~~At any time when KKR and Berkshire beneficially own collectively, in the aggregate, at least 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. At any time when KKR and Berkshire beneficially own collectively, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any~~Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.
B. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors~~; provided, however, that at any time when KKR and Berkshire beneficially own collectively, in the aggregate, at least 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board of Directors or the Chairman of the Board of Directors at the request of either KKR or Berkshire.~~.
Proposed amendment to Sections A and B of Article IX of the Second Amended and Restated Certificate of Incorporation:

ARTICLE IX
COMPETITION AND CORPORATE OPPORTUNITIES
A. In recognition and anticipation that ~~(i) certain directors, principals, members, officers, associated funds, employees and/or other representatives of Kohlberg Kravis Roberts & Co. L.P., Berkshire Partners LLC and their respective Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) Kohlberg Kravis Roberts & Co. L.P., Berkshire Partners LLC and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii)~~ members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of ~~Kohlberg Kravis Roberts & Co. L.P., Berkshire Partners LLC,~~ the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith~~, subject to the provisions set out in the Stockholders Agreement~~.
2021 Proxy Statement       73

APPENDIX C
B. None of ~~(i) Kohlberg Kravis Roberts & Co. L.P., Berkshire Partners LLC or any of their respective Affiliates or (ii) any~~ the Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates (the Persons (as defined below) identified ~~in (i) and (ii)~~ above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (~~1~~i) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (~~2~~ii) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section (D) of this Article IX. Subject to said Section (D) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other matter or business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no fiduciary duty or other duty (contractual or otherwise) to communicate, present or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty or other duty (contractual or otherwise) as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, offers or directs such corporate opportunity to another Person, or does not present such corporate opportunity to the Corporation or any of its Affiliates.
Proposed amendment to Section F of Article IX of the Second Amended and Restated Certificate of Incorporation:

F. For purposes of this Article IX, (i) “Affiliate” shall mean (a~~) in respect of Kohlberg Kravis Roberts & Co. L.P., any Person that, directly or indirectly, is controlled by Kohlberg Kravis Roberts & Co. L.P., controls Kohlberg Kravis Roberts & Co. L.P., or is under common control with Kohlberg Kravis Roberts & Co. L.P., and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any Person that is controlled by the Corporation), (b) in respect of Berkshire Partners LLC, any Person that, directly or indirectly, is controlled by Berkshire Partners LLC, controls Berkshire Partners LLC, or is under common control with Berkshire Partners LLC, and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (c~~) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (~~d~~b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
Proposed amendment to Article X of the Second Amended and Restated Certificate of Incorporation:

ARTICLE X
DGCL SECTION 203 AND BUSINESS COMBINATIONS
A. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
B. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
1.
prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

2.
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation

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outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
3.
at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least ~~662∕3%~~a majority of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

C. For purposes of this Article X, references to:
1.
“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

2.
“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

~~3.~~
~~“KKR/Berkshire Direct Transferee” means any person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any of KKR, Berkshire or any of their respective affiliates or successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 5% or more of the then-outstanding voting stock of the Corporation~~.

~~4.~~
~~“KKR/Berkshire Indirect Transferee” means any person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any KKR/Berkshire Direct Transferee or any other KKR/Berkshire Indirect Transferee beneficial ownership of 5% or more of the then-outstanding voting stock of the Corporation~~.

~~5~~3.
“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

(ii)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)
any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms

2021 Proxy Statement       75

APPENDIX C
to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) —(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(iv)
any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)
any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) —(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

~~6~~4.
“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

~~7~~5.
“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include or be deemed to include, in any case, ~~(a) KKR, Berkshire, any KKR/Berkshire Direct Transferee, any KKR/Berkshire Indirect Transferee or any of their respective affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any~~any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

~~8~~6.
“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)
beneficially owns such stock, directly or indirectly; or

(ii)
has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s

76       2021 Proxy Statement

APPENDIX C
right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(iii)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

~~9~~7.
“person” means any individual, corporation, partnership, unincorporated association or other entity.

~~10~~8.
“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

~~11~~9.
“voting stock” means stock of any class or series entitled to vote generally in the election of directors.

2021 Proxy Statement       77

Thank You
for being a stockholder
Learn more at www.nationalvision.com

NATIONAL VISION

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

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2021 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Elect Class I Directors of the Company:

Nominee	For	Withhold
01 - L. Reade Fahs	☐	☐
02 - Susan Somersille Johnson	☐	☐
03 - Naomi Kelman	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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03G4JB

The 2021 Annual Meeting of Stockholders of National Vision Holdings, Inc. will be held exclusively online on Tuesday, June 8, 2021, 1:00 p.m. Eastern time, at http://www.meetingcenter.io/208004347.

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National Vision Holdings, Inc.

Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 8, 2021

L. Reade Fahs, Patrick Moore and Jared Brandman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of National Vision Holdings, Inc. to be held on June 8, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees listed in Proposals 1 (Election of Directors), FOR Proposal 2 (Amendment to Certificate of Incorporation to Eliminate Classified Structure of Board), FOR Proposal 3 (Amendment to Certificate of Incorporate to Eliminate Supermajority Voting Provisions and Other Obsolete Provisions), FOR Proposal 4 (Approval, in Non-Binding Advisory Vote, of Compensation Paid to Named Executive Officers) and FOR Proposal 5 (Ratification of Independent Registered Public Accounting Firm).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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2021 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Elect Class I Directors of the Company:

Nominee	For	Withhold
01 - L. Reade Fahs	☐	☐
02 - Susan Somersille Johnson	☐	☐
03 - Naomi Kelman	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

National Vision Holdings, Inc.

Notice of 2021 Annual Meeting of Stockholders

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for the virtual meeting is EYE2021.

Proxy Solicited by Board of Directors for Annual Meeting — June 8, 2021

L. Reade Fahs, Patrick Moore and Jared Brandman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of National Vision Holdings, Inc. to be held on June 8, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees listed in Proposals 1 (Election of Directors), FOR Proposal 2 (Amendment to Certificate of Incorporation to Eliminate Classified Structure of Board), FOR Proposal 3 (Amendment to Certificate of Incorporate to Eliminate Supermajority Voting Provisions and Other Obsolete Provisions), FOR Proposal 4 (Approval, in Non-Binding Advisory Vote, of Compensation Paid to Named Executive Officers) and FOR Proposal 5 (Ratification of Independent Registered Public Accounting Firm).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)